UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 – December 31, 2007

Item 1: Reports to Shareholders

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	ANNUAL REVIEW AND REPORT TO STOCKHOLDERS

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

■

Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

	■	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

■

In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

	■	Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.

■

A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

This page is not part of the 2007 Annual Report to Stockholders

Table of Contents

Annual Review

Performance Table	2

Letter to Our Stockholders	3

Annual Report to Stockholders	10

For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

This page is not part of the 2007 Annual Report to Stockholders   |  1

Performance Table

Average Annual NAV Total Returns			Through December 31, 2007

	Royce	Royce	Royce
	Value Trust	Micro-Cap Trust	Focus Trust	Russell 2000

Fourth Quarter 2007*	-2.62%	-4.47%	-3.64%	-4.58%

July–December 2007*	-4.36	-7.86	-3.21	-7.53

One-Year	5.04	0.64	12.22	-1.57

Three-Year	10.81	9.58	13.90	6.80

Five-Year	18.40	19.42	24.15	16.25

10-Year	11.77	11.97	13.28	7.08

15-Year	13.17	n/a	n/a	10.10

20-Year	13.78	n/a	n/a	11.34

Since Inception	12.60	13.53	14.15	—

Inception Date	11/26/86	12/14/93	11/1/96**	—

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

The thoughts expressed in this Review and Report to Stockholders concerning recent market movements and future prospects for small-company stocks are solely the opinion of Royce at December 31, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report to Stockholders will be included in any Royce-managed portfolio in the future.

*Not annualized.
**Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

2  |  This page is not part of the 2007 Annual Report to Stockholders

Letter to Our Stockholders

Are We Bear Yet?

When the subprime mortgage implosion first became headline news in July 2007, the event was treated in some quarters as the locomotive leading a potentially long train of financial calamities. Seemingly overnight, a rash of stories broke about imminent recession, possible inflation, recurrent stagflation, contracting credit, devalued currency and declining equities. We were somewhat nonplussed by the high anxiety, not out of any sense that the subprime mess was not serious, but more because our experience in the asset management business has seen us through a variety of markets (and economies) that tested our patience, commitment and discipline. It seemed clear that the subprime crisis was all too real even before the share prices of many financial companies began to tumble in the spring and summer months. However, the market as a whole did not follow suit in earnest until November, and the substantial small-cap market correction—that is, a fall-off for the Russell 2000 of 15% or more from a previous market high—had to wait until January 4, 2008 to become a reality. What we did see in the second half of 2007 was considerable volatility. During the third quarter, the Russell 2000 saw 24 out of 63 trading days in which it moved 2.0% or more intra-day, that is, 38% of the time; in the fourth quarter there were 28 out of 64 such trading days, or 44% of the time. Even as all signs pointed toward an end to the small-cap rally that began in October 2002, the second half of 2007 was more of a wildly volatile period, not a seriously bearish one.
Long ago we accepted that we are powerless
over when or if a bear market comes. We
can only resolve to maintain our discipline
and keep scouring the small-cap market for
potential opportunity... We have always
believed that uncovering opportunity in
poor market conditions is one of the most
effective ways to build strong absolute
long-term performance.
     Still, the idea that stocks were headed for a bear market was remarkably persistent in the second half of 2007. And although equity returns through the end of December remained well shy of the bear necessity—a decline of 20% or more from the market’s previous peak—

This page is not part of the 2007 Annual Report to Stockholders | 3

For most of our portfolio managers,
the security selection process begins
with an examination of a company’s
balance sheet. As our analysis
proceeds, other important measures
quickly follow, such as a company’s
earnings history (particularly if the
firm is not posting positive earnings
at the time of our review) and its
ability to generate free cash flow.
Additional factors come into play as
well, with each of our portfolio
managers and analysts emphasizing
different metrics as they evaluate
businesses. Of course, regardless of
where the emphasis on particular
metrics falls, our managers are
looking for indicators of strong
absolute value.

One company’s financial profile may
look terrific relative to its industry
peers or to other companies in the
stock market, but that does not
necessarily make it a compelling
value. Similarly, its stock price may
be attractively low when compared
to others in the same or a similar
business or to other stocks in the
market as a whole, but that alone
will not make the stock a potential
purchase candidate. In our security
analysis process, a company must
stand or fall on its own merits.

Continued on page 6...	Letter to Our Stockholders

the fatalism was more than understandable. As the market crept toward the end of the year, it seemed to be just a matter of time before reality caught up with the bearish perceptions. We were not surprised, therefore, by the 15% correction from the small-cap peak on 7/13/07 that occurred on January 4th and were not too panicked by the official arrival of the small-cap bear on January 17th. In fact, few of the concerns about the market or the economy look groundless to us, even if our collective stoicism leads us to exchange worry for more work on finding attractively valued smaller companies. Long ago we accepted that we are powerless over when or if a bear market comes. We can only resolve to maintain our discipline and keep scouring the small-cap market for potential opportunity.
     In this context of pessimism, then, we find ourselves in the contrarian position of feeling fairly sanguine about the state of equities, particularly over the long term, and also confident—however guardedly—about the next three to five years. In that spirit, we would like to advance the idea that the worst of the market’s decline is behind us as of this writing. Our optimism about the next few years is based in part on the speed with which information moves. Because bad news travels so quickly, the effects hit stocks hard and fast. We believe that the market has thus worked through the bulk of the distress caused by subprime woes, the credit crunch and the prospect of recession. While we are always focused on downside risk, we are just as excited about promising long-term opportunities that we see in certain smaller stocks in the current market. We understand that no investor enjoys these periods in which so many companies seem to be struggling and returns are falling further into negative territory. At the same time, declines, corrections and even the occasional bear market are part of the price of doing business in the stock market, especially if one is in it for the long haul, as we are. And it is precisely at such risky moments that we seek opportunity as so many others are avoiding it. As the saying goes, “Pain is inevitable, but misery is optional.” We have always believed that uncovering opportunity in poor market conditions is one of the most effective ways to build strong absolute long-term performance.

Does Papa Bear Look Small?

The market leadership issue needs no reality check, being clear to all who take time to look. Large-cap stocks, as measured by the S&P 500, outperformed their small-cap counterparts, as measured by the Russell 2000, for the calendar year. The large-cap index posted a gain of 5.5% versus a loss of 1.6% for the small-cap index in 2007. The S&P 500 built its lead with three consecutive quarters of relatively higher returns between the end of March and the end of December, including the difficult second half of 2007, during which the S&P 500 fell only 1.4% while the Russell 2000 lost 7.5%. Meanwhile, the Nasdaq Composite fared best of all three indices for the calendar year, gaining 9.9%, a noteworthy absolute and relative showing. However, the Nasdaq Composite also remained 47.5% shy of its March 2000 high as of 12/31/07, while the Russell 2000 and S&P 500 both finished 2007 ahead of their respective March 2000 highs. The Russell 2000 also held an edge over the S&P 500 for

4 | This page is not part of the 2007 Annual Report to Stockholders the five- and 10-year periods ended 12/31/07, while the large-cap index outperformed for the corresponding one- and three-year periods.
     That the U.S. economy is struggling, regardless of whether one uses the ‘r-word’ to describe the struggle, helps to explain the recent relative strength of larger and more growth-oriented companies in the stock market. As volatility and economic uncertainty became more and more familiar features of the financial landscape, investors began to favor some combination of size, stability and the potential to grow quickly. In the beginning of 2006, before the current difficulties of the domestic economy, we called for a stint of large-cap leadership. At that time, our conviction was based on the less dramatic factors of cyclicality and reversion to the mean—it simply seemed to us that the small-cap rally would soon run its course and that large-cap would regain a market leadership role in an overall low-return environment for equities. As it happens, the subprime implosion was the catalyst for the reversion.
     We suspect that large-cap stocks will hang on to market leadership for a while. After a nearly five-year rally in which small-cap, especially small-cap value, dominated returns, this seems uncontroversial. However, we understand that for small-cap mutual fund investors, it may sound a bit odd for us to flatly assert that we don’t see our chosen asset class in the lead any time soon as we enter 2008. Investors can take some comfort in the following: Our longer-term outlook for smaller stocks is positive; we continue to see the likelihood of frequent leadership rotation and narrow performance spreads in the intermediate term; and we believe that active small-cap management focused on quality should do fine in a market in which we expect that trait to be rewarded across capitalization ranges.

Our longer-term outlook for smaller stocks is positive; we continue to see the likelihood of frequent leadership rotation and narrow performance spreads in the intermediate term; and we believe that active small-cap management focused on quality should do fine in a market in which we expect that trait to be rewarded across capitalization ranges.

Polar Opposites

For anyone focused on the performance of the Russell 2000 Value index in 2007, it must have felt as if it was just a matter of time before the bear emerged from hibernation and grabbed hold of the market as a whole. Small-cap growth investors, on the other hand, may have reached a different conclusion about the state of the stock market. After a long period of outperforming its small-cap growth sibling—often dramatically—the small-cap value index fell behind in 2007. It was subtle at first, with the Russell 2000 Value index narrowly underperforming the Russell 2000 Growth index in the first quarter (+1.5% versus +2.5%), before falling further behind in the second (+2.3% versus +6.7%). Things grew stranger in the third quarter, when small-cap value fell 6.3% while small-cap growth eked out a marginal gain. (Historically, the Russell 2000 Value index has outperformed in most down market periods.) Finally, during the similarly volatile fourth quarter, the Russell 2000 Value index was down 7.3% versus a loss of 2.1% for the Russell 2000 Growth index, completing its clean quarterly sweep for the calendar year, while also notching another short-term outperformance in a period of falling share prices.

This page is not part of the 2007 Annual Report to Stockholders | 5

We have always believed that the
best way to pick stocks is to act as if
we were buying a business.

Another important metric in
determining a company’s absolute
value is capitalization rate, or cap
rate. Most commonly used in real
estate asset analysis, cap rate
measures the ratio between the cash
flow an asset yields and that asset’s
purchase price. Our managers
calculate cap rate in a couple of
different ways: One looks at a
company’s EBIT (earnings before
interest and taxes) divided by the
business’s enterprise value; another
uses operating income (a close
cousin of EBIT) divided by the
enterprise value. In both cases,
enterprise value is derived by taking
a company’s current market value,
subtracting cash and adding in debt.

Our use of operating income is based
on the belief that it is the purest
way of understanding normalized
income. It is similar to cash flow, but
also includes amortization and
depreciation, which is critical to us
as long-term investors. When
calculating cap rate, we have to
decide how best to compute operating
income. It is closely related to a
firm’s earnings, which helps to
explain why cap rate for us is
synonymous with earnings yield.

When a company is posting positive
earnings or is in a traditionally
cyclical business, we look back
historically in an attempt to put
together a pattern of normalized
operating income. If a business is

Continued on page 8...

Letter to Our Stockholders
     When one adjusts one’s perspective to reach beyond 2007, the picture begins to make sense. Although small-cap stocks as a whole began an impressive rally following the small-cap market trough on 10/9/02, the roots of strong performance for the Russell 2000 Value index actually reach back to the Russell 2000’s peak on 3/9/00. Although most equity indices large and small suffered dramatic declines from their respective March 2000 peaks through 10/9/02, the Russell 2000 Value index managed a cumulative gain of 2.0% during the same period. Once the wider small-cap rally kicked off, the small-cap value index held its performance edge through the new small-cap high on 7/13/07 (see table).
     Our belief in cyclicality and reversion to the mean permeates the way that we view all market categories, so the Russell 2000 Value index’s underperformance in 2007 was hardly a shock, especially since we had seen a fair amount of promising opportunities in small-cap growth stocks in the years prior to 2007. Current anxieties seem to have led as many investors into growth stocks—ample liquidity and the potential for growth in a depressed economy are a seductive combination—as they have into large-cap stocks. However, the Russell 2000 Value index held on to its long-term advantage, beating the Russell 2000 Growth index for the 10-, 15-, 20- and 25-year periods ended 12/31/07.
INDEX PERFORMANCE IN POST-BUBBLE PERIOD Cumulative Total Returns During Small-Cap Decline and Subsequent Rally

	3/9/00-10/9/02	10/9/02-7/13/07

Russell 2000	-44.1%	177.1%

Russell 2000 Value	2.0	183.9

Russell 2000 Growth	-68.4	169.7

S&P 500	-42.6	117.9

Nasdaq Composite	-77.9	143.0

Bear with Us

We were very pleased that on a net asset value basis (NAV) each of our three closed end funds outperformed the Russell 2000 in 2007 (see the bar chart on page 7), and that Royce Value Trust also outpaced its other small-cap benchmark, the S&P SmallCap 600 for the same period. We were also struck by the wide disparity between the Fund’s calendar-year NAV and market price performances. Only Royce Focus Trust stayed ahead of the Russell 2000 on a market price basis, while Royce Value Trust and Royce Micro-Cap Trust lost considerably more on a market price basis than did the small-cap index. This was to some degree unsurprising in that the Fund’s were trading at healthy premiums at the end of 2006 that had become discounts by the end of 2007. Each portfolio’s market price results for the calendar year are perhaps best seen as a major shift in sentiment against smaller company stocks. All the more reason, in our view, to see the Fund’s respective NAV returns in a positive light. We were even more pleased with their longer-term performances. Each of our closed-end Funds

6 | This page is not part of the 2007 Annual Report to Stockholders outperformed the Russell 2000 on an NAV basis for the one-, three-, five- and 10-year periods ended 12/31/07.

     Two thousand seven was a difficult year, at least in its second half. Owing to our belief that down market performance is a key indicator of a portfolio’s strength, we were generally satisfied with the year’s results. Our confidence as we look forward is also high, as we are now seeing plentiful opportunities in both the domestic and international markets. We’ve been involved in overseas investing to one degree or another for many years. American companies with substantial global business have also been included in several portfolios for just as long, so a more global outlook is not really new for us. The most important lesson we learned from buying non-U.S. companies over the years is that a good business looks the same in Italy or England as it does here in the States. The business models and metrics are similar, and today nearly all publicly traded companies publish their relevant information in English. As large as the domestic smaller stock market is, it is dwarfed by the size of the international small-cap marketplace. To us, this really represents the best of two worlds—a domestic universe that we still feel great about and an international arena that we think is a source of enormous potential.

Bearing Down

Having said that, we understand that the issues facing small-cap investors in the current market are difficult. Economic uncertainty is pervasive. People continue to hold their breath, nervously waiting to see if the Federal Reserve Board’s moves might stave off a recession, or if a slowdown is already a forgone conclusion, as some economists are suggesting. More pertinently, many investors fear that small-caps will continue to lag if and when recession becomes a reality.

As large as the domestic smaller stock market is, it is dwarfed by the size of the international small-cap marketplace. To us, this really represents the best of two worlds—a domestic universe that we still feel great about and an international arena that we think is a source of enormous potential.

This page is not part of the 2007 Annual Report to Stockholders | 7

experiencing earnings trouble, we
look back in an effort to project
what its normalized operating
income may be over the next year.
The result of these efforts allows us
to come up with a figure that
reflects a longer-term measure than
the operating income line that is
found on a company’s income
statement. This in turn provides us
with a cap rate estimate that’s also
in line with our long-term investment
horizon of two to five years.

Generally, the higher the cap rate,
the lower the valuation risk, which is
why we seek cap rates beginning in
the double digits. Conversely, cap
rates in the mid-single digits or
lower mean that we generally will
look elsewhere. They represent little
more return potential than owning
risk-free U.S. treasuries, and we
expect more compensation for taking
the risk of equity ownership. A high
cap rate is ultimately important
because it offers us more potential
upside, i.e., a more attractive risk-reward
scenario, and that is critical in
our search for strong absolute value.

Letter to Our Stockholders

     Our view is that both the severity and span of a recession are likely to be fairly benign. More importantly, the reasoning behind our confidence in the long-term prospects for stocks, particularly smaller companies, has to do with the extremity of the sell-off that began in 2007’s second half and picked up steam in January 2008, which showed many equity investors behaving as if the recession were already well under way. Still, with the likelihood of recession strong (regardless of how bad one thinks it may be), we thought it would be useful to look at the performance of smaller companies in recent periods of economic slowdown. Looking at the four recessions that have occurred since the Russell 2000’s inception in 1979 shows two interesting trends: First, the performance records for small- and large-cap stocks are mixed, most likely because shifts in equity returns began prior to the official recognition of each recession’s start. Second, the recessions have in general been short-lived (see the table below).

SMALL-CAP VERSUS LARGE-CAP PERFORMANCE DURING RECESSIONS
Cumulative Total Returns During Small-Cap Decline and Subsequent Rally

Recession Begin Date	Recession End Date	Length in Months	S&P 500	Russell 2000

1/31/80	7/31/80	6	9.6%	7.5%

7/31/81	11/30/82	16	14.2	14.8

7/31/90	3/31/91	8	8.0	7.7

3/31/01	11/30/01	8	-0.9	3.2

8 | This page is not part of the 2007 Annual Report to Stockholders

“Exit, Pursued by a Bear”

What, then, does all of this portend for small-cap investors? Within our selection universe, it seems reasonable to expect growth to provide near-term outperformance. However, over longer-term periods, we believe that value will eventually resume its historical dominance. The Russell 2000 Value index outperformed the Russell 2000 Growth index more than 93% of the time when viewed over five-year time horizons through 12/31/07. In any case, we populate our portfolios with what we deem to be attractively priced companies drawn from the entire asset class—regardless of whether they are classified as value or growth. Of greater significance to us—since we do not attach ‘value’ or ‘growth’ labels to the stocks that we own—is the idea that smaller companies retain two unique features: historical outperformance during normal- and low-return periods for equities and a more broad-based acceptance by all types of investors, something that was not the case at the beginning of this decade.
     Down markets and recessions are each as inevitable as they are unpleasant. They are also finite. We think that the fourth quarter of 2007 and the events of January 2008 represented an overreaction to a slowdown in consumer spending and the economy as a whole. The market, in other words, has in many ways already responded to the recession—and in our view has overestimated its severity—which is why we suspect that equity returns should improve before the economy does. In the meantime, we are looking ahead and seeing opportunities that look very promising to us. Several discrete areas of our marketplace look attractively oversold in our eyes, so we are working to capture what we see as compelling values today in the hopes of a profitable long-term experience in the years to come.
Of great significance to us is the idea that
that smaller companies retain two unique
features: historical outperformance during
normal- and low-return periods for equities
and a more broad-based acceptance by all
types of investors, something that was not
the case at the beginning of this decade.
Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2008

This page is not part of the 2007 Annual Report to Stockholders | 9

10 | 2007 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Director*, President
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1986
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Director*
Age: 53 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Senior Executive Vice President of Legg Mason, Inc.; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Director
Age: 76 | Number of Funds Overseen: 27 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Director
Age: 69 | Number of Funds Overseen: 27 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Director
Age: 73 | Number of Funds Overseen: 27 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Director
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 68 | Number of Funds Overseen: 27 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 62 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 14 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 56 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 48 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Director.

2007 Annual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/07

Fourth Quarter 2007*			-2.62%

July–December 2007*			-4.36

One-Year			5.04

Three-Year			10.81

Five-Year			18.40

10-Year			11.77

15-Year			13.17

20-Year			13.78

Since Inception (11/26/86)			12.60

* Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2007	5.0%	1998	3.3%

2006	19.5	1997	27.5

2005	8.4	1996	15.5

2004	21.4	1995	21.6

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

2000	16.6	1991	38.4

1999	11.7	1990	-13.8

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

AllianceBernstein Holding L.P.			2.1%

Ritchie Bros. Auctioneers			2.0

PAREXEL International			1.3

Sotheby’s			1.2

SEACOR Holdings			1.2

Lincoln Electric Holdings			1.1

Advent Software			1.1

Exterran Holdings			1.1

Ash Grove Cement Cl. B			1.1

Rofin-Sinar Technologies			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			23.3%

Industrial Products			19.3

Industrial Services			15.2

Financial Services			13.7

Financial Intermediaries			11.7

Natural Resources			9.9

Health			7.6

Consumer Products			4.9

Consumer Services			3.7

Diversified Investment Companies			0.2

Utilities			0.2

Miscellaneous			3.7

Bond and Preferred Stock			0.3

Cash and Cash Equivalents			4.9

Royce Value Trust

Manager’s Discussion
Royce Value Trust’s (RVT) diversified portfolio of small- and micro-cap stocks posted solid results during 2007, though many investors seemed not to notice. For the calendar year, the Fund was up 5.0% on a net asset value (NAV) basis and down 8.2% on a market price basis versus a 1.6% loss for the Russell 2000 and a 0.2% loss for the S&P SmallCap 600. We were very pleased with RVT’s calendar-year NAV result, though we were obviously disappointed by its market price showing. Much of the disparity between the Fund’s NAV and market price results in 2007 can be traced back to the sizeable premium at which the Fund traded at the end of 2006 versus the discount at which its shares traded at the end of 2007. Certainly market sentiment began to turn against smaller stocks as 2007 wore on, even as our efforts in RVT’s portfolio told a different story.
        On an NAV basis, the Fund was ahead of both of its small-cap benchmarks in the first half, although its market price return trailed. Down 1.8% on an NAV basis in the third quarter, RVT bested the Russell 2000, which lost 3.1%, and tied the S&P 600, while its market price loss of 7.6% trailed. The year’s final quarter saw a reversal of this performance pattern. RVT lost 2.6% on an NAV basis, but only 1.3% on a market price basis, both results better than the Russell 2000’s 4.6% loss and the S&P 600’s decline of 6.5%. We place considerable emphasis on down-market performance, so the Fund’s relative edge on an NAV basis in the second half was especially gratifying to us, as was its relative strength from the small-cap peak on 7/13/07 through 12/31/07, a period in which RVT was down 7.0% versus losses of 9.9% for the Russell 2000 and 10.8% for the S&P 600. (The Fund was down 10.4% on a market price basis during this same period.)

      RVT again provided strong absolute and relative results over market-cycle and other long-term periods. From the previous small-cap market peak on 3/9/00 through 12/31/07, the Fund was up 143.1% on an NAV basis, versus 39.5% for the Russell 2000 and 89.6% for the S&P 600. During the mostly bullish phase from the small-cap market trough on 10/9/02 through 12/31/07, the Fund gained 176.8% compared to a gain of 149.5% for the Russell 2000 and 143.1% for the S&P 600. In addition, on an NAV basis RVT held a performance advantage over each of its benchmarks for the one-, three-, five-, 10-, 15-, 20-year and since inception (11/26/86) periods ended 12/31/07. In all but the one- and three-year periods,

GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Ritchie Bros. Auctioneers	$9,318,969

Peerless Manufacturing	8,449,137

PAREXEL International	6,063,821

Exterran Holdings	5,862,255

GAMCO Investors Cl. A	5,052,996

*Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies that may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

12  |   2007 Annual Report to Stockholders

Performance and Portfolio Review

the Fund’s market price returns also outpaced those of its benchmarks. RVT’s NAV average annual total return since inception was 12.6%.
     The Industrial Products sector led the Fund in dollar-based net gains that nearly doubled those of Industrial Services, the Fund’s next best-performing sector on a dollar basis. The worldwide boom in large-scale infrastructure construction, particularly in China, continued to give many industrial companies a boost. We enjoyed success with industrial auctioneer Ritchie Bros. Auctioneers, which we have owned in the Fund’s portfolio since 1998. Its growing business had many investors bidding for shares, so we reduced our stake in December. Peerless Manufacturing makes filtration and air pollution abatement products. Growing earnings in a more environmentally conscious world seemed to draw investors to the stock. We trimmed our position in November.
     Impressive net gains also came from holdings in other sectors. PAREXEL International is a bio-pharmaceutical services company that provides contract research, medical marketing, consulting, informatics, and advanced technology products and services to the pharmaceutical, biotechnology, and medical device industries worldwide. Its growing business and strong earnings helped its stock price stay healthy for most of 2007, including the volatile second half. GAMCO Investors was another strong second-half performer. The firm offers an array of asset management services to a variety of clients. We think that it’s a well-managed firm, and also like its steady, positive earnings and dividend payout.

      Bimini Capital Management is a real estate investment trust (REIT) that invests primarily in residential mortgage-related securities. Its stock price predictably fell during the subprime crisis. We sold our shares in October. Newport Corporation, which makes laser-based and photonic products, saw its price slide throughout the year amidst lower-than-expected profits in its fiscal first, second and third quarters in 2007. The departure of some veteran executives did little to help.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

Bimini Capital Management Cl. A	$6,168,275

Newport Corporation	4,832,352

Jazz Technologies (Units)	3,658,750

BearingPoint	3,526,363

Adaptec	3,307,648

*Net of dividends

[1]Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions as indicated and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	1,185 million

	Symbol
	Market Price	RVT
	NAV	XRVTX

	Net Leverage†	14%

	Turnover Rate	26%

	Average Market Capitalization*	$1,184 million

	Weighted Average P/E Ratio**	18.1x

	Weighted Average P/B Ratio	2.2x

	Weighted Average Portfolio Yield	1.2%

† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/07).

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/07 at NAV or Liquidation Value

	60.0 million shares of Common Stock	$1,185 million

	5.90% Cumulative Preferred Stock	$220 million

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RTV (NAV)	18.40%	13.58	1.35

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2007 Annual Report to Stockholders   |   13

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/07

Fourth Quarter 2007*			-4.47%

July-December 2007*			-7.86

One-Year			0.64

Three-Year			9.58

Five-Year			19.42

10-Year			11.97

Since Inception (12/14/93)			13.53

* Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2007	0.6%	2000	10.9%

2006	22.5	1999	12.7

2005	6.8	1998	-4.1

2004	18.7	1997	27.1

2003	55.5	1996	16.6

2002	-13.8	1995	22.9

2001	23.4	1994	5.0

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Sapient Corporation			1.3%

Seneca Foods Cl. B			1.3

Pegasystems			1.2

PAREXEL International			1.2

Tennant Company			1.2

ASA			1.1

MVC Capital			1.1

Exponent			1.1

Peerless Manufacturing			1.1

Weyco Group			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			23.2%

Industrial Products			16.2

Health			14.9

Industrial Services			14.7

Natural Resources			10.6

Financial Intermediaries			9.1

Financial Services			6.7

Consumer Products			5.5

Consumer Services			4.3

Diversified Investment Companies			1.8

Miscellaneous			4.9

Preferred Stock			0.5

Cash and Cash Equivalents			5.7

Royce Micro-Cap Trust

Manager’s Discussion
The miserable 2007 that most micro-cap stocks endured could be seen in the year’s market price performance of Royce Micro-Cap Trust (RMT). However, little of this misery could be seen in the Fund’s calendar-year net asset value (NAV) performance. RMT more than held its own on a net asset value (NAV) basis, up 0.6% versus a decline of 1.6% for its small-cap benchmark, the Russell 2000. Although we were certainly disappointed that the Fund was down 20.1% on a market basis for the same period, we were pleased with the Fund’s NAV results during 2007. It’s worth noting that at the end of 2006, RMT was trading at a good-sized premium that became a discount before the end of 2007. Market sentiment turned against smaller stocks, especially micro-caps, as 2007 turned more bearish, even as our work in RMT’s portfolio showed that not all micro-caps capitulated to the bear during latter half of the year. A strong first half—up 9.2% on an NAV basis, though down 2.9% on a market basis—certainly helped the Fund to establish ground versus the Russell 2000 for the calendar year.
        The Fund’s showings over market cycle and other long-term performance periods remained strong. From the previous small-cap market peak on 3/9/00 through 12/31/07, RMC gained 148.8% on an NAV basis, and 164.3% on a market price basis versus a gain of 39.5% for the Russell 2000. During the generally more positive period from the small-cap market trough on 10/9/02 through 12/31/07, RMT was up an impressive 188.0%, on an NAV basis and 180.9% on a market price basis, while the Russell 2000 gained 149.5%. RMT outpaced the Russell 2000 on an NAV basis for the one-, three-, five-, 10-year and since inception (12/14/93) periods, and on a market price basis for the 5-, 10-year, and since-inception periods ended 12/31/07. The Fund’s NAV average annual total return since inception was 13.5%.

     During the first half of 2007, we noted a performance disparity within the micro-cap sector, which helped the Fund’s performance. In general, higher returns came from larger, more established micro-cap companies. As the credit crunch reared its head in the second half, those micro-caps with better creditworthiness drew favor from investors. This development also benefited calendar-year results. It seemed clear to us by the end of 2007

GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

OneSource Services	$2,806,923

Peerless Manufacturing	2,434,940

PAREXEL International	2,046,123

Green Mountain Coffee Roasters	1,865,472

Sapient Corporation	1,660,000

*Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

14  |   2007 Annual Report to Stockholders

Performance and Portfolio Review

that our preference for conservatively capitalized, quality micro-cap businesses was a sound strategy, both in an absolute sense and in the context of a market that bestowed little favor on micro-cap stocks.
      We also benefited by having little exposure to financial and real estate companies and only modest exposure to consumer businesses that suffered most during 2007, although that modest exposure could not prevent Consumer Services from posting the most significant net dollar-based losses in the portfolio during 2007. The bulk of sector’s declines came from retail stores. Stein Mart’s stores offer fashion merchandise in the United States. Weak sales and disappointing earnings were the story throughout 2007, particularly in the second half when we added to our position. Financial Intermediaries also disappointed. First Acceptance Corporation is a regional automobile insurer specializing in policies for drivers with poor payment and/or driving histories. Higher-than-anticipated accident rates led to a loss in the firm’s fiscal fourth quarter, which caused its share price to crash in September. Bimini Capital Management is a real estate investment trust (REIT) that invests primarily in residential mortgage-related securities. Its stock price predictably fell during the subprime crisis. We sold our shares in October.

      The Fund’s best-performing sectors on a dollar basis were areas that we have long believed house quality micro-cap companies, and that belief was validated in 2007—Industrial Products, Natural Resources and Industrial Services. Cleaning and maintenance company OneSource Services drew the attention of a larger company that acquired it at an attractive premium in November. Peerless Manufacturing manufactures filtration and air pollution abatement products. Growing earnings in a more environmentally conscious world seemed to draw investors to the stock. We trimmed our position between July and December.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

First Acceptance	$1,679,633

Jupitermedia Corporation	1,458,780

Bimini Capital Management Cl. A	1,425,007

Stein Mart	1,359,206

InPhonic	1,342,542

*Net of dividends

[1]Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions as indicated and fully participated in the primary subscription of the 1994 rights offering.

[2]Reflects the actual market price of one share as it traded on Nasdaq and, beginning 12/1/03, on the NYSE.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$331 million

	Symbol
	Market Price	RMT
	NAV	XOTCX

	Net Leverage†	12%

	Turnover Rate	41%

	Average Market Capitalization*	$293 million

	Weighted Average P/E Ratio**	17.4x

	Weighted Average P/B Ratio	1.7x

	Weighted Average Portfolio Yield	0.9%

† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/07).

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/07 at NAV or Liquidation Value

	24.6 million shares of Common Stock	$331 million

	6.00% Cumulative Preferred Stock	$60 million

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RMT (NAV)	19.42%	14.37	1.35

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2007 Annual Report to Stockholders   |   15

AVERAGE ANNUAL NAV TOTAL RETURNS Through 12/31/07

Fourth Quarter 2007*			-3.64%

July–December 2007*			-3.21

One-Year			12.22

Three-Year			13.90

Five-Year			24.15

10-Year			13.28

Since Inception (11/1/96)†			14.15

* Not annualized.
† Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2007	12.2%	2001	10.0%

2006	16.3	2000	20.9

2005	13.3	1999	8.7

2004	29.2	1998	-6.8

2003	54.3	1997	20.5

2002	-12.5

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Australian Government 7.5% Bond			5.4%

New Zealand Government 6.00% Bond			4.6

South Africa Government 10.00% Bond			3.5

Unit Corporation			3.4

Metal Management			3.3

Trican Well Service			3.3

Reliance Steel & Aluminum			3.3

Thor Industries			3.2

Schnitzer Steel Industries Cl. A			3.1

Lincoln Electric Holdings			3.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Natural Resources			26.7%

Industrial Products			21.6

Consumer Products			13.1

Industrial Services			9.7

Technology			6.2

Financial Intermediaries			4.7

Health			4.7

Financial Services			1.5

Bonds			13.5

Cash and Cash Equivalents			13.4

Royce Focus Trust

Manager’s Discussion
A dynamic first half and relatively stable second half added up to a very successful year for Royce Focus Trust (FUND) on both an absolute and relative basis. For the calendar year, FUND gained 12.2% on a net asset value (NAV) basis and 3.0% on a market price basis, both results well ahead of its small-cap benchmark, the Russell 2000, which lost 1.6% in 2007. After posting impressive first-half returns—up 15.9% on a net asset value (NAV) basis and 8.6% on a market price basis, versus the Russell 2000’s gain of 6.5%, for the same period—the Fund managed well amid the third quarter’s volatility. FUND was up 0.4% on an NAV basis and down 5.3% on a market price basis while its benchmark declined 3.1%.
         The fourth quarter saw more widespread losses in the market as a whole, though small-cap stocks continued to be among the hardest hit. The Russell 2000 lost 4.6% between October and December, while the Fund was down 3.6% on an NAV basis and up 0.1% on a market price basis. The portfolio’s down-market strength can best be seen in its performance from the small-cap peak on 7/13/07 through 12/31/07, when it lost 7.4% on an NAV basis and 7.8% on a market price basis while the Russell 2000 fell 9.9%.

     From the previous small-cap market peak on 3/9/00 through 12/31/07, FUND returned 237.2% on an NAV basis and 305.2% on a market price basis, versus a 39.5% result for the small-cap index. The Fund also handily outpaced the Russell 2000 during the bullish phase from the small-cap market trough on 10/9/02 through 12/31/07, gaining 254.5% on an NAV basis and 277.9% on a market price basis, while the Russell 2000 was up 149.5% for the same period. These strong market cycle results played a major role in FUND’s outperformance of the benchmark over calendar-based periods. On both an NAV and market price basis, the Fund’s limited portfolio of primarily small-cap stocks beat the index for the one-, three-, five-, 10- year and since-inception of our management (11/1/96) periods ended 12/31/07. FUND’s NAV average annual total return since the inception of our management was 14.2%.
     Although five sectors posted net losses, declines on a dollar basis were small. At the individual holding level, KKR Financial disappointed. The firm is run by experienced investment bankers whose business plan appealed to our contrarian nature when we first heard it in spring 2007. KKR Financial was ready for the calamitous collapse of the subprime

GOOD IDEAS THAT WORKED 2007 Net Realized and Unrealized Investment Return*

Schnitzer Steel Industries Cl. A	$3,691,814

IPSCO	3,396,454

Florida Rock Industries	2,290,728

Chaparral Steel	2,085,186

Woodward Governor	2,075,208

*Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

16  |   2007 Annual Report to Stockholders

Performance and Portfolio Review

market and related credit crunch. They held ample highest-grade mortgage paper with which to weather the predicted storm. What the firm—and we—failed to account for was how difficult life would be even for parties holding high-quality debt in the current environment. Their mortgage holdings were suddenly devalued and the company’s levered positions only exacerbated its difficulties. In the otherwise-profitable precious metals and mining industry within the Natural Resources sector, Gammon Gold also showed net losses for the year. Lower-than-expected production at this early stage producer seemed to keep investors away in 2007. We sold some shares in October before purchasing more shares in November, mostly content to wait for operational improvements.
      The Fund’s strongest dollar-based net gains came from the Industrial Products sector, which more than tripled the net gain of the next best-performing sector, Natural Resources. Each of the Fund’s top five performers—and seven of its top ten—were Industrial Products holdings. After posting stronger-than-expected fiscal third-quarter earnings in July, the share price of recycling and scrap metal business Schnitzer Steel Industries began to soar, though it moved a little closer to earth in the fourth quarter. We trimmed our position from September through December. Canadian steel production and fabrication company IPSCO first attracted our attention in 2004 with its pristine balance sheet, strong history of earnings and high returns on capital. It was also the target of the urge to merge. Earlier this year, several larger firms began looking at the firm as a potential acquisition, with Swedish business SSAB finally closing the deal in May. We sold our shares between April and May. We first began to buy shares of construction aggregates company Florida Rock Industries in other Royce-managed portfolios more than 20 years ago and have had a position in FUND’s portfolio since 1998. In February 2007, the company was acquired by a larger competitor at a substantial premium. We finished selling our stake in April.

GOOD IDEAS AT THE TIME 2007 Net Realized and Unrealized Investment Loss*

KKR Financial	$2,108,348

Gammon Gold	1,823,204

Knight Capital Group Cl. A	1,346,523

Arkansas Best	1,137,072

Winnebago Industries	1,098,220

*Net of dividends

[1]Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.
[2]Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions as indicated and fully participated in the primary subscription of the 2005 rights offering.

[3]Reflects the actual market price of one share as it traded on Nasdaq.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Fund Net Assets	$166 million

	Symbol
	Market Price	FUND
	NAV	XFUNX

	Net Leverage†	2%

	Turnover Rate	62%

	Average Market Capitalization*	$1,290 million

	Weighted Average P/E Ratio**	12.4x

	Weighted Average P/B Ratio	2.4x

	Weighted Average Portfolio Yield	4.0%

† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/07).

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 12/31/07 at NAV or Liquidation Value

	18.6 million shares of Common Stock	$166 million

	6.00% Cumulative Preferred Stock	$25 million

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/07

	Average Annual Total Return	Standard Deviation	Return Efficiency*

FUND (NAV)	24.15%	15.56	1.55

Russell 2000	16.25	14.44	1.13

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

2007 Annual Report to Stockholders   |   17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
History		Invested	Price*	Shares	Value**	Value**
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787

12/31/07		$21,922		8,889	$175,469	$165,158

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357

12/31/07		$8,900		3,836	$51,709	$45,802

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573

12/31/07		$7,044		3,103	$27,679	$27,834

*	Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**	Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18  |   2007 Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2008.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

2007 Annual Report to Stockholders   |  19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 113.4%

Consumer Products – 4.9%
Apparel, Shoes and Accessories - 1.8%
Brown Shoe Company	15,600	$236,652
Kenneth Cole Productions Cl. A	35,000	612,150
Columbia Sportswear	34,600	1,525,514
Delta Apparel [b]	580,760	4,152,434
†Jos. A. Bank Clothiers [a,c]	5,800	165,010
K-Swiss Cl. A	110,000	1,991,000
Lazare Kaplan International [a]	103,600	842,268
Polo Ralph Lauren Cl. A	12,500	772,375
†Quiksilver [a,c]	19,000	163,020
Skechers U.S.A. Cl. A [a,c]	5,500	107,305
Tandy Brands Accessories	13,200	128,700
Timberland Company Cl. A [a,c]	5,000	90,400
†Tod’s	30,000	2,091,909
Warnaco Group (The) [a,c]	4,900	170,520
Weyco Group	307,992	8,469,780

		21,519,037

Collectibles - 0.6%
Leapfrog Enterprises Cl. A [a,c]	175,000	1,177,750
RC2 Corporation [a]	132,600	3,722,082
Russ Berrie & Company [a]	124,300	2,033,548

		6,933,380

Food/Beverage/Tobacco - 0.2%
Hain Celestial Group [a,c]	37,800	1,209,600
Hershey Creamery	709	1,471,175

		2,680,775

Health, Beauty and Nutrition - 0.1%
†NutriSystem [a,c]	5,000	134,900
Sally Beauty Holdings [a,c]	194,600	1,761,130

		1,896,030

Home Furnishing and Appliances - 1.5%
Aaron Rents	4,500	86,580
DTS [a,c]	64,100	1,639,037
Ekornes	110,000	1,933,701
Ethan Allen Interiors	50,800	1,447,800
†Hunter Douglas	23,300	1,718,519
Kimball International Cl. B	286,180	3,920,666
La-Z-Boy [c]	68,200	540,826
†Lewis Group	425,000	2,849,445
Rational	14,900	3,048,318
†Universal Electronics [a,c]	10,000	334,400

		17,519,292

Household Products/Wares - 0.1%
Blyth	14,700	322,518

Sports and Recreation - 0.6%
Beneteau	100,000	2,547,785
Coachmen Industries [c]	47,700	283,815
Monaco Coach	166,650	1,479,852
Sturm, Ruger & Company [a]	272,900	2,259,612
Thor Industries	26,100	992,061

		7,563,125

Total (Cost $49,543,275)		58,434,157

Consumer Services – 3.7%
Direct Marketing - 0.1%
Takkt	115,000	1,998,743

	SHARES	VALUE
Leisure and Entertainment - 0.1%
Shuffle Master [a,c]	15,000	$179,850

Media and Broadcasting - 0.1%
Cox Radio Cl. A [a,c]	23,000	279,450
Discovery Holding Company Cl. B [a,c]	36,600	931,470

		1,210,920

Online Commerce - 0.1%
FTD Group	55,000	708,400

Restaurants and Lodgings - 0.9%
Benihana Cl. A [a,c]	6,600	84,150
CEC Entertainment [a,c]	184,300	4,784,428
†Jamba [a,c]	18,600	68,820
Krispy Kreme Doughnuts [a,c]	26,400	83,424
Morgans Hotel Group [a,c]	90,000	1,735,200
Steak n Shake [a]	198,000	2,158,200
Tim Hortons	65,000	2,400,450

		11,314,672

Retail Stores - 2.3%
America’s Car-Mart [a,c]	95,400	1,197,270
BJ’s Wholesale Club [a,c]	4,300	145,469
†Blockbuster Cl. A [a,c]	27,000	105,300
†Build-A-Bear Workshop [a,c]	10,000	139,500
Bulgari	300,000	4,174,010
CarMax [a,c]	50,000	987,500
Charlotte Russe Holding [a]	8,100	130,815
Children’s Place Retail Stores [a]	13,670	354,463
DSW Cl. A [a,c]	8,700	163,212
Dress Barn (The) [a,c]	287,280	3,593,873
Fielmann	27,533	1,808,645
Fred’s Cl. A	50,000	481,500
Gander Mountain [a,c]	53,300	262,769
†Gymboree Corporation [a,c]	5,300	161,438
Hot Topic [a,c]	29,000	168,780
99 Cents Only Stores [a,c]	95,000	756,200
Pier 1 Imports [a,c]	1,000,000	5,230,000
Stein Mart	182,800	866,472
Tiffany & Co.	125,000	5,753,750
Urban Outfitters [a,c]	27,000	736,020
West Marine [a]	131,100	1,177,278
Wet Seal (The) Cl. A [a,c]	162,000	377,460

		28,771,724

Other Consumer Services - 0.1%
†Knot (The) [a,c]	15,000	239,100

Total (Cost $44,883,463)		44,423,409

Diversified Investment Companies – 0.2%
Closed-End Funds - 0.2%
Central Fund of Canada Cl. A	181,500	1,967,460

Total (Cost $1,297,400)		1,967,460

Financial Intermediaries – 11.7%
Banking - 4.4%
Ameriana Bancorp	40,000	343,200
BB Holdings [a]	289,400	1,382,312
BOK Financial	164,227	8,490,536
†Banca Finnat Euramerica	210,630	268,762
Bank of N.T. Butterfield & Son	371,250	6,775,313
†Bank Sarasin & Cie Cl. B	125	589,217

20 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
†Banque Privee Edmond de Rothschild	17	$653,364
CFS Bancorp	265,000	3,879,600
Cadence Financial	40,300	587,977
Commercial National Financial	54,900	1,033,218
Farmers & Merchants Bank of Long Beach	1,266	8,355,600
Hawthorn Bancshares	44,400	1,110,000
Heritage Financial	12,915	257,008
HopFed Bancorp	112,500	1,658,250
Jefferson Bancshares	32,226	325,483
Mechanics Bank	200	3,610,000
†Nexity Financial [a,c]	147,599	980,057
Old Point Financial	25,000	508,750
†Timberland Bancorp [b]	469,200	5,714,856
Tompkins Financial	17,545	680,746
†Vontobel Holding	12,000	581,341
W Holding Company	935,400	1,131,834
Whitney Holding	40,500	1,059,075
Wilber Corporation	103,900	909,125
Wilmington Trust	31,000	1,091,200
Yadkin Valley Financial	3,800	58,026

		52,034,850

Insurance - 3.8%
Alleghany Corporation [a]	15,318	6,157,836
Aspen Insurance Holdings	64,000	1,845,760
Erie Indemnity Cl. A	139,900	7,259,411
†Greenlight Capital Re Cl. A [a,c]	80,500	1,673,595
IPC Holdings	27,000	779,490
Leucadia National	44,940	2,116,674
MBIA	69,200	1,289,196
Markel Corporation [a]	7,200	3,535,920
Montpelier Re Holdings	66,000	1,122,660
NYMAGIC	85,200	1,970,676
ProAssurance Corporation [a,c]	38,070	2,090,804
RLI	99,724	5,663,326
Security Capital Assurance	30,000	116,700
Stewart Information Services	103,800	2,708,142
Wesco Financial	4,750	1,933,250
White Mountains Insurance Group	9,000	4,626,450
Zenith National Insurance	2,000	89,460

		44,979,350

Real Estate Investment Trusts - 0.1%
Gladstone Commercial	34,700	608,638

Securities Brokers - 2.2%
Broadpoint Securities Group [a,c]	200,100	236,118
Cowen Group [a,c]	32,000	304,320
†Duff & Phelps Cl. A [a,c]	5,000	98,400
DundeeWealth	33,300	606,988
E*TRADE Financial [a,c]	75,000	266,250
†FBR Capital Markets [a,c]	290,600	2,783,948
†HQ AB	24,000	638,989
†Interactive Brokers Group Cl. A [a,c]	79,400	2,566,208
Investment Technology Group [a,c]	30,400	1,446,736
†KBW [a,c]	50,000	1,279,500
Knight Capital Group Cl. A [a,c]	229,700	3,307,680
LaBranche & Co [a]	137,000	690,480
Lazard Cl. A	176,700	7,188,156
	SHARES	VALUE
optionsXpress Holdings	53,000	$1,792,460
†Phatra Securities	575,000	583,832
Piper Jaffray [a,c]	10,000	463,200
Shinko Securities	464,300	1,924,747

		26,178,012

Other Financial Intermediaries - 1.2%
AP Alternative Assets L.P.	298,600	4,463,068
KKR Financial	401,404	5,639,726
KKR Private Equity Investors LLP	105,000	1,910,503
†Kohlberg Capital	179,900	2,158,800

		14,172,097

Total (Cost $111,770,228)		137,972,947

Financial Services – 13.7%
Diversified Financial Services - 1.3%
AmeriCredit Corporation [a,c]	18,870	241,347
Centerline Holding Company	59,600	454,152
†Close Brothers Group	15,000	281,921
†CompuCredit Corporation [a,c]	12,200	121,756
†Encore Capital Group [a]	30,000	290,400
†FCStone Group [a]	950	43,728
MarketAxess Holdings [a]	67,000	859,610
MoneyGram International	387,300	5,952,801
Municipal Mortgage & Equity	40,300	598,052
Ocwen Financial [a,c]	173,600	961,744
Portfolio Recovery Associates	69,100	2,741,197
World Acceptance [a,c]	121,700	3,283,466

		15,830,174

Information and Processing - 1.8%
Deluxe Corporation	3,500	115,115
FactSet Research Systems	35,350	1,968,995
Global Payments	68,500	3,186,620
Interactive Data	134,300	4,433,243
†MSCI Cl. A [a,c]	55,000	2,112,000
PRG-Schultz International [a,c]	14,420	123,579
SEI Investments	282,400	9,084,808

		21,024,360

Insurance Brokers - 1.3%
Brown & Brown	115,000	2,702,500
Crawford & Company Cl. A [a]	289,200	1,012,200
Crawford & Company Cl. B [a]	162,300	673,545
†eHealth [a]	25,000	802,750
Enstar Group [a,c]	7,000	856,940
Gallagher (Arthur J.) & Co.	111,200	2,689,928
Hilb Rogal & Hobbs	155,050	6,290,379
National Financial Partners	22,000	1,003,420

		16,031,662

Investment Management - 8.7%
†Aberdeen Asset Management	855,000	2,850,593
ADDENDA Capital	150,900	3,440,144
Affiliated Managers Group [a,c]	15,600	1,832,376
AllianceBernstein Holding L.P.	333,100	25,065,775
†Anima	700,000	2,172,692
†Ashmore Group	80,000	424,532
†Australian Wealth Management	231,000	508,802
†Azimut Holding	40,000	512,870
BKF Capital Group [a,c]	227,050	504,051

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Calamos Asset Management Cl. A	45,000	$1,340,100
†Candover Investments	21,000	744,702
†CapMan Cl. B	550,000	2,607,310
†Coronation Fund Managers	250,000	297,436
†Deutsche Beteiligungs	90,000	2,815,084
Eaton Vance	150,200	6,820,582
†Equity Trustees	19,392	536,693
Evercore Partners Cl. A	283,100	6,100,805
†F&C Asset Management	150,000	571,697
Federated Investors Cl. B	161,900	6,663,804
†Fiducian Portfolio Services	150,000	363,039
GAMCO Investors Cl. A	158,600	10,975,120
†GP Investments BDR	85,000	3,824,908
†Gimv	12,200	829,317
†Highbury Financial [a,c]	333,350	1,500,075
JAFCO	37,300	1,221,810
MVC Capital	473,200	7,637,448
†New Star Asset Management Group	93,000	327,155
Onex Corporation	50,000	1,772,633
†Perpetual	10,000	582,339
RHJ International [a]	177,500	2,899,795
†Rathbone Brothers	24,500	510,301
SPARX Group	6,900	3,281,794
†Schroders	21,000	540,357
†Trust Company	55,000	564,806

		102,640,945

Specialty Finance - 0.6%
Credit Acceptance [a,c]	216,601	4,477,143
MCG Capital	138,000	1,599,420
NGP Capital Resources	50,000	781,500

		6,858,063

Total (Cost $131,055,254)		162,385,204

Health – 7.6%
Commercial Services - 1.3%
PAREXEL International [a,c]	313,700	15,151,710

Drugs and Biotech - 2.0%
†Adolor Corporation [a,c]	172,000	791,200
Affymetrix [a,c]	10,000	231,400
Biovail Corporation	41,200	554,552
Endo Pharmaceuticals Holdings [a,c]	155,000	4,133,850
Gene Logic [a,c]	589,900	483,718
†Genitope Corporation [a,c]	150,000	111,000
Human Genome Sciences [a,c]	90,000	939,600
K-V Pharmaceutical Cl. A [a,c]	51,500	1,469,810
Medicines Company (The) [a,c]	20,000	383,200
Millennium Pharmaceuticals [a,c]	100,000	1,498,000
Mylan Laboratories [c]	52,200	733,932
Myriad Genetics [a,c]	50,000	2,321,000
Origin Agritech [a]	28,600	189,046
Perrigo Company	191,950	6,720,170
†Pharmacyclics [a,c]	383,000	555,350
Pharmanet Development Group [a,c]	10,000	392,100
QLT [a]	114,070	504,189
†Sinovac Biotech [a,c]	27,200	139,264
†Sunesis Pharmaceuticals [a,c]	582,000	1,146,540
VIVUS [a,c]	163,300	845,894

		24,143,815

	SHARES	VALUE
Health Services - 1.1%
Albany Molecular Research [a]	85,000	$1,222,300
Cross Country Healthcare [a]	30,000	427,200
Eclipsys Corporation [a,c]	20,000	506,200
Gentiva Health Services [a]	30,150	574,056
HMS Holdings [a,c]	50,000	1,660,500
Lincare Holdings [a]	52,562	1,848,080
MedQuist [a]	73,893	694,594
On Assignment [a,c]	375,400	2,631,554
Paramount Acquisition (Units) [a]	280,000	2,142,000
Res-Care [a,c]	65,460	1,646,974

		13,353,458

Medical Products and Devices - 3.0%
Allied Healthcare Products [a,c]	201,112	1,458,062
ArthroCare Corporation [a,c]	10,000	480,500
Atrion Corporation	15,750	2,008,125
Bruker BioSciences [a]	370,200	4,923,660
Coloplast Cl. B	17,000	1,459,196
CONMED Corporation [a,c]	81,500	1,883,465
†Golden Meditech	113,600	50,339
IDEXX Laboratories [a]	158,000	9,263,540
Invacare Corporation	103,100	2,598,120
STERIS Corporation	98,600	2,843,624
†Urologix [a,c]	445,500	516,780
Waters Corporation [a]	75,990	6,008,529
Young Innovations	62,550	1,495,571
Zoll Medical [a,c]	40,400	1,079,488

		36,068,999

Personal Care - 0.2%
Nutraceutical International [a]	22,800	302,100
USANA Health Sciences [a,c]	38,900	1,442,412

		1,744,512

Total (Cost $54,659,716)		90,462,494

Industrial Products – 19.3%
Automotive - 1.6%
Copart [a,c]	158,100	6,727,155
ElringKlinger	20,000	2,485,463
Fuel Systems Solutions [a,c]	22,500	321,525
International Textile Group [a]	85,000	255,000
LKQ Corporation [a,c]	375,000	7,882,500
Quantam Fuel Systems
Technologies Worldwide [a,c]	15,500	7,440
†SORL Auto Parts [a,c]	26,700	195,444
Superior Industries International	52,000	944,840

		18,819,367

Building Systems and Components - 1.3%
†Armstrong World Industries [a,c]	4,100	164,451
Decker Manufacturing	6,022	207,759
Heywood Williams Group [a]	958,837	873,550
NCI Building Systems [a]	10,000	287,900
Preformed Line Products	91,600	5,450,200
Simpson Manufacturing	250,800	6,668,772
Somfy	6,000	1,756,197

		15,408,829

Construction Materials - 1.5%
Ash Grove Cement Cl. B	50,518	12,680,018
†Duratex	61,000	1,476,542
†Nice	200,000	1,066,144

22 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Industrial Products (continued)
Construction Materials (continued)
†Pretoria Portland Cement Company	300,000	$1,916,049
USG Corporation [a,c]	25,000	894,750

		18,033,503

Industrial Components - 1.4%
Barnes Group	20,000	667,800
CLARCOR	83,500	3,170,495
Donaldson Company	92,800	4,304,064
GrafTech International [a,c]	64,790	1,150,022
PerkinElmer	135,000	3,512,700
Powell Industries [a]	92,400	4,072,068
II-VI [a]	13,500	412,425

		17,289,574

Machinery - 6.8%
Astec Industries [a]	3,900	145,041
Baldor Electric	62,900	2,117,214
†Bell Equipment	160,000	1,236,260
Burnham Holdings Cl. B	36,000	520,200
Coherent [a,c]	243,500	6,104,545
Diebold	73,600	2,132,928
Exco Technologies	91,000	363,281
Federal Signal	58,600	657,492
Franklin Electric	104,800	4,010,696
Graco	106,825	3,980,299
Hardinge	26,193	439,519
†Haulotte Group	20,000	593,769
IDEX Corporation	54,000	1,951,020
Intermec [a,c]	23,000	467,130
Lincoln Electric Holdings	188,680	13,430,242
†Manitou BF	65,000	2,972,798
Mueller Water Products Cl. A	72,500	690,200
Nordson Corporation	172,200	9,980,712
†OSG Corporation	20,000	218,780
Pfeiffer Vacuum Technology	49,000	3,925,300
Rofin-Sinar Technologies [a,c]	256,000	12,316,160
†Takatori Corporation	40,000	188,640
†Vacon	50,000	2,026,232
Williams Controls [a,c]	37,499	641,608
Woodward Governor	144,800	9,839,160

		80,949,226

Metal Fabrication and Distribution - 1.7%
Commercial Metals	36,600	1,077,870
CompX International Cl. A	292,300	4,273,426
Gerdau Ameristeel	61,100	868,842
Kaydon Corporation	150,800	8,224,632
Metal Management	3,500	159,355
NN	197,100	1,856,682
RBC Bearings [a,c]	45,000	1,955,700
Reliance Steel & Aluminum	25,920	1,404,864
†Sims Group	860	20,155

		19,841,526

Miscellaneous Manufacturing - 3.0%
Brady Corporation Cl. A	228,400	8,014,556
Matthews International Cl. A	100,000	4,687,000
Mettler-Toledo International [a,c]	28,700	3,266,060
Myers Industries	30,499	441,321
Peerless Manufacturing [a]	252,600	10,404,594
	SHARES	VALUE
Raven Industries	86,200	$3,309,218
†Semperit AG Holding	46,275	1,688,800
Solar Integrated Technologies [a]	75,000	149,279
Synalloy Corporation	198,800	3,417,372

		35,378,200

Paper and Packaging - 0.5%
†Guala Closures	300,000	1,811,654
Mayr-Melnhof Karton	36,000	3,892,304
Peak International [a]	408,400	906,648

		6,610,606

Specialty Chemicals and Materials - 1.3%
Aceto Corporation	119,710	957,680
American Vanguard	26,666	462,655
Cabot Corporation	207,500	6,918,050
Calgon Carbon [a,c]	6,400	101,696
Fuel Tech [a,c]	10,000	226,500
Hawkins	206,878	3,103,170
Lydall [a]	35,500	373,460
Schulman (A.)	143,100	3,083,805
Sensient Technologies	22,000	622,160
Spartech Corporation	5,000	70,500

		15,919,676

Textiles - 0.1%
Unifi [a]	145,100	351,142

Other Industrial Products - 0.1%
Distributed Energy Systems [a]	32,000	12,800

Total (Cost $118,482,732)		228,614,449

Industrial Services – 15.2%
Advertising and Publishing - 1.5%
Focus Media Holding ADR [a,c]	71,900	4,084,639
Interpublic Group of Companies [a,c]	510,000	4,136,100
Lamar Advertising Cl. A	38,000	1,826,660
MDC Partners Cl. A [a,c]	60,000	584,400
Scholastic Corporation [a,c]	130,000	4,535,700
ValueClick [a,c]	45,000	985,500
†Voyager Learning [a,c]	150,000	1,050,000

		17,202,999

Commercial Services - 5.7%
Allied Waste Industries [a]	188,800	2,080,576
Anacomp Cl. A [a]	24,000	56,400
†Animal Health International [a,c]	30,000	369,000
†Canadian Solar [a,c]	50,000	1,407,500
†ChinaCast Education [a,c]	5,000	34,200
Convergys Corporation [a,c]	121,000	1,991,660
Corinthian Colleges [a,c]	106,500	1,640,100
Diamond Management &
Technology Consultants	80,400	584,508
First Advantage Cl. A [a,c]	5,000	82,350
Forrester Research [a]	40,300	1,129,206
†Headwaters [a,c]	13,100	153,794
Hewitt Associates Cl. A [a]	208,720	7,991,889
ITT Educational Services [a]	72,000	6,139,440
Iron Mountain [a,c]	234,262	8,672,379
Landauer	117,900	6,113,115
Learning Tree International [a]	53,400	1,226,064
MPS Group [a]	564,600	6,176,724

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
MAXIMUS	127,900	$4,938,219
Monster Worldwide [a]	24,800	803,520
New Horizons Worldwide [a]	228,600	365,760
Sotheby’s	367,200	13,990,320
Spherion Corporation [a,c]	53,000	385,840
Steiner Leisure [a,c]	2,100	92,736
TRC Companies [a]	3,600	28,800
TeleTech Holdings [a,c]	8,200	174,414
†Travelcenters of America [a,c]	2,500	31,250
Viad Corporation	9,025	285,010
Wright Express [a,c]	30,000	1,064,700

		68,009,474

Engineering and Construction - 1.6%
Boskalis Westminster	40,000	2,429,948
†Comstock Homebuilding Cl. A [a,c]	15,000	9,900
†Desarrolladora Homex SAB de CV [a,c]	9,800	484,610
Dycom Industries [a,c]	35,500	946,075
EMCOR Group [a,c]	6,500	153,595
Fleetwood Enterprises [a]	234,300	1,401,114
Insituform Technologies Cl. A [a,c]	137,000	2,027,600
†Integrated Electrical Services [a,c]	340,400	6,396,116
KBR [a]	140,000	5,432,000

		19,280,958

Food and Tobacco Processors - 0.4%
†Astral Foods	10,000	222,251
MGP Ingredients	127,400	1,200,108
Performance Food Group [a,c]	10,000	268,700
Seneca Foods Cl. A [a,c]	80,000	1,900,000
Seneca Foods Cl. B [a,c]	13,251	293,642

		3,884,701

Industrial Distribution - 2.6%
Central Steel & Wire	6,062	3,788,750
MSC Industrial Direct Cl. A	74,300	3,006,921
†Manutan International	6,445	546,249
Ritchie Bros. Auctioneers	286,400	23,685,280

		31,027,200

Printing - 0.1%
Bowne & Co.	68,100	1,198,560

Transportation and Logistics - 3.3%
Alexander & Baldwin	60,000	3,099,600
†American Commercial Lines [a,c]	9,900	160,776
Atlas Air Worldwide Holdings [a,c]	20,100	1,089,822
C. H. Robinson Worldwide	80,000	4,329,600
Forward Air	269,750	8,408,107
Frozen Food Express Industries	286,635	1,691,146
†Global Oceanic Carriers [a]	10,000	22,582
Hub Group Cl. A [a,c]	174,400	4,635,552
Landstar System	96,200	4,054,830
Patriot Transportation Holding [a]	80,300	7,406,069
UTI Worldwide	112,900	2,212,840
Universal Truckload Services [a]	115,100	2,205,316

		39,316,240

Total (Cost $103,117,245)		179,920,132

	SHARES	VALUE
Natural Resources – 9.9%
Energy Services - 5.1%
Atwood Oceanics [a,c]	29,400	$2,947,056
†Cal Dive International [a,c]	50,000	662,000
Carbo Ceramics	155,200	5,773,440
Core Laboratories [a,c]	10,000	1,247,200
Ensign Energy Services	126,300	1,951,543
Environmental Power [a,c]	326,000	1,489,820
†Exterran Holdings [a,c]	157,500	12,883,500
Global Industries [a]	54,500	1,167,390
Helix Energy Solutions Group [a,c]	34,226	1,420,379
Helmerich & Payne	80,600	3,229,642
ION Geophysical [a,c]	464,500	7,329,810
National Fuel Gas	32,500	1,517,100
Particle Drilling Technologies [a]	61,500	158,670
Pioneer Drilling [a]	6,000	71,280
SEACOR Holdings [a,c]	147,000	13,632,780
†Superior Offshore International [a,c]	10,000	50,200
TETRA Technologies [a,c]	68,000	1,058,760
†Trico Marine Services [a,c]	3,600	133,272
Willbros Group [a,c]	103,800	3,974,502

		60,698,344

Oil and Gas - 1.1%
Bill Barrett [a]	50,000	2,093,500
Carrizo Oil & Gas [a,c]	41,700	2,283,075
Cimarex Energy	145,490	6,187,690
Falcon Oil & Gas [a]	360,000	125,842
Penn Virginia	32,880	1,434,554
PetroCorp [a,d]	61,400	0
†PetroQuest Energy [a,c]	5,000	71,500
Storm Cat Energy [a,c]	330,800	241,484
W&T Offshore	25,000	749,000

		13,186,645

Precious Metals and Mining - 2.5%
Agnico-Eagle Mines	34,000	1,857,420
Centerra Gold [a]	30,000	382,086
Etruscan Resources [a]	745,900	1,677,793
Gammon Gold [a,c]	198,300	1,588,383
Golden Star Resources [a,c]	175,000	553,000
Hecla Mining [a]	490,500	4,586,175
IAMGOLD Corporation	335,620	2,718,522
International Coal Group [a,c]	189,000	1,013,040
Ivanhoe Mines [a,c]	140,000	1,502,200
†Kinross Gold [a,c]	110,286	2,029,262
†Metorex [a]	650,000	2,065,541
†Northam Platinum	500,000	2,928,081
Northgate Minerals [a]	100,000	303,000
NovaGold Resources [a]	40,000	326,400
Pan American Silver [a,c]	41,000	1,432,130
Randgold Resources ADR	53,000	1,967,890
Royal Gold	34,400	1,049,888
Yamana Gold	171,635	2,220,957

		30,201,768

Real Estate - 1.2%
Alico	27,000	985,500
Consolidated-Tomoka Land	13,564	850,192
PICO Holdings [a,c]	75,200	2,528,224

24 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Natural Resources (continued)
Real Estate (continued)
The St. Joe Company [c]	180,100	$6,395,351
†Tejon Ranch Company [a,c]	70,000	2,859,500

		13,618,767

Total (Cost $68,303,929)		117,705,524

Technology – 23.3%
Aerospace and Defense - 0.9%
†AerCap Holdings [a,c]	45,000	939,150
†Aerovironment [a]	2,400	58,080
Astronics Corporation [a]	52,400	2,227,000
Axsys Technologies [a,c]	10,000	366,500
Ducommun [a]	117,200	4,453,600
Hexcel Corporation [a,c]	47,500	1,153,300
Integral Systems	39,876	927,516

		10,125,146

Components and Systems - 5.8%
Analogic Corporation	40,135	2,717,942
Belden	57,800	2,572,100
Benchmark Electronics [a,c]	208,200	3,691,386
Checkpoint Systems [a]	56,060	1,456,439
†China Security & Surveillance Technology [a,c]	2,000	43,680
Dionex Corporation [a]	81,000	6,711,660
Electronics for Imaging [a,c]	25,000	562,000
Energy Conversion Devices [a,c]	105,500	3,550,075
Excel Technology [a,c]	168,500	4,566,350
Hutchinson Technology [a,c]	47,500	1,250,200
Imation Corporation	15,700	329,700
InFocus Corporation [a]	228,100	415,142
KEMET Corporation [a]	95,600	633,828
Methode Electronics	50,000	822,000
Nam Tai Electronics	16,500	185,955
Newport Corporation [a,c]	592,200	7,574,238
On Track Innovations [a,c]	40,000	144,000
Perceptron [a,c]	397,400	4,200,518
Plexus Corporation [a]	325,700	8,552,882
Radiant Systems [a,c]	32,500	559,975
Richardson Electronics	116,700	818,067
†Smart Modular Technologies (WWH) [a,c]	13,200	134,376
TTM Technologies [a,c]	221,400	2,581,524
Technitrol	311,200	8,894,096
†Teradata Corporation [a,c]	35,000	959,350
Vishay Intertechnology [a,c]	186,000	2,122,260
Zebra Technologies Cl. A [a]	76,525	2,655,418

		68,705,161

Distribution - 0.8%
Agilysys	165,125	2,496,690
Anixter International [a]	61,795	3,847,975
Tech Data [a,c]	86,500	3,262,780

		9,607,445

Internet Software and Services - 1.3%
Arbinet-thexchange [a,c]	87,200	527,560
†CDC Corporation Cl. A [a,c]	12,000	58,440
CMGI [a,c]	173,500	2,271,115
CNET Networks [a,c]	155,400	1,420,356
CryptoLogic	68,500	1,202,175
	SHARES	VALUE
CyberSource Corporation [a,c]	10,000	$177,700
EarthLink [a,c]	55,200	390,264
Internap Network Services [a,c]	144,890	1,206,934
iPass [a,c]	268,400	1,089,704
j2 Global Communications [a,c]	43,420	919,201
Jupitermedia Corporation [a,c]	525,000	2,005,500
Kongzhong Corporation ADR [a,c]	8,300	50,547
Lionbridge Technologies [a]	37,500	133,125
†Perficient [a,c]	10,000	157,400
RealNetworks [a,c]	256,900	1,564,521
SkyTerra Communications [a]	62,200	422,960
Stamps.com [a]	12,400	151,032
SupportSoft [a]	220,000	979,000
VeriSign [a,c]	24,800	932,728

		15,660,262

IT Services - 3.2%
Alten [a]	64,000	2,444,611
answerthink [a]	655,000	3,170,200
BearingPoint [a,c]	529,100	1,497,353
Black Box	47,000	1,699,990
CACI International Cl. A [a,c]	10,000	447,700
CIBER [a]	10,000	61,100
Cogent Communications Group [a,c]	204,200	4,841,582
Computer Task Group [a,c]	101,100	559,083
Gartner [a]	213,000	3,740,280
†Metavante Technologies [a,c]	20,000	466,400
Perot Systems Cl. A [a,c]	165,100	2,228,850
Sapient Corporation [a,c]	806,602	7,106,164
Syntel	152,679	5,881,195
TriZetto Group (The) [a,c]	219,800	3,817,926
†Yucheng Technologies [a,c]	25,900	336,441

		38,298,875

Semiconductors and Equipment - 4.6%
†Actions Semiconductor ADR [a,c]	42,200	172,176
Advanced Energy Industries [a]	19,500	255,060
†Applied Micro Circuits [a,c]	8,975	78,441
Axcelis Technologies [a]	135,000	621,000
BE Semiconductor Industries [a,c]	58,000	313,200
Brooks Automation [a]	15,152	200,158
CEVA [a]	31,666	385,375
Cabot Microelectronics [a]	131,200	4,711,392
Cognex Corporation	236,200	4,759,430
DSP Group [a,c]	115,000	1,403,000
Diodes [a]	297,450	8,944,321
Dolby Laboratories Cl. A [a]	173,900	8,646,308
Exar Corporation [a,c]	232,576	1,853,631
Fairchild Semiconductor International [a]	51,200	738,816
Himax Technologies ADR	121,000	516,670
†Image Sensing Systems [a,c]	8,310	144,428
Integrated Device Technology [a,c]	23,900	270,309
International Rectifier [a,c]	120,000	4,076,400
Intevac [a,c]	57,450	835,323
Jazz Technologies (Units) [a]	805,000	1,408,750
Kulicke & Soffa Industries [a]	105,800	725,788
Maxwell Technologies [a]	21,500	177,805
Micrel	7,600	64,220
Novellus Systems [a,c]	12,000	330,840
†ON Semiconducter [a,c]	19,200	170,496

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Pericom Semiconductor [a,c]	58,000	$1,084,600
Power Integrations [a,c]	49,000	1,687,070
Sanmina-SCI Corporation [a,c]	200,000	364,000
Semitool [a]	50,000	434,000
Staktek Holdings [a]	184,700	356,471
†Tessera Technologies [a,c]	7,900	328,640
†Trident Microsystems [a,c]	17,300	113,488
†TriQuint Semiconductor [a,c]	27,900	184,977
†Vaisala Cl. A	90,000	4,676,314
Veeco Instruments [a,c]	65,000	1,085,500
†Vimicro International ADR [a,c]	270,000	1,015,200
†Virage Logic [a]	100,000	835,000

		53,968,597

Software - 4.2%
ACI Worldwide [a]	233,150	4,439,176
ANSYS [a,c]	100,000	4,146,000
Advent Software [a,c]	244,300	13,216,630
Aspen Technology [a]	27,100	439,562
Avid Technology [a,c]	71,000	2,012,140
BEA Systems [a,c]	65,610	1,035,326
Borland Software [a,c]	280,000	842,800
†Datasul	150,000	1,586,811
Epicor Software [a,c]	79,900	941,222
JDA Software Group [a,c]	99,900	2,043,954
MSC.Software [a,c]	50,000	649,500
ManTech International Cl. A [a,c]	119,400	5,232,108
Net 1 UEPS Technologies [a,c]	50,000	1,468,000
Pegasystems	25,000	298,250
PLATO Learning [a]	149,642	594,079
Progress Software [a,c]	30,500	1,027,240
Renaissance Learning	15,000	210,000
SPSS [a]	179,600	6,449,436
Sybase [a,c]	82,600	2,155,034
THQ [a,c]	25,800	727,302
Verint Systems [a,c]	40,000	782,000

		50,296,570

Telecommunications - 2.5%
ADTRAN	65,000	1,389,700
Adaptec [a,c]	2,584,100	8,734,258
Arris Group [a,c]	27,600	275,448
Catapult Communications [a]	87,100	657,605
†China GrenTech ADR [a,c]	3,700	32,708
†Comtech Group [a,c]	3,500	56,385
Covad Communications Group [a,c]	35,000	30,100
Foundry Networks [a,c]	298,600	5,231,472
Globalstar [a,c]	50,000	400,000
Globecomm Systems [a]	233,700	2,734,290
Golden Telecom [a,c]	40,000	4,038,000
IDT Corporation	108,400	856,360
IDT Corporation Cl. B	95,000	802,750
Level 3 Communications [a,c]	401,341	1,220,077
†NMS Communications [a,c]	380,000	615,600
†Novatel Wireless [a,c]	4,300	69,660
†Oplink Communications [a,c]	3,500	53,725
Sycamore Networks [a,c]	191,000	733,440
†Tekelec [a,c]	8,200	102,500
	SHARES	VALUE
Tollgrade Communications [a,c]	20,000	$160,400
UTStarcom [a,c]	50,000	137,500
†Zhone Technologies [a,c]	850,000	994,500

		29,326,478

Total (Cost $215,679,104)		275,988,534

Utilities – 0.2%
CH Energy Group	44,500	1,982,030
Southern Union	11,576	339,871

Total (Cost $2,127,413)		2,321,901

Miscellaneous [e] – 3.7%
Total (Cost $45,763,150)	5,071,856	43,453,014

TOTAL COMMON STOCKS
(Cost $946,682,909)		1,343,649,225

PREFERRED STOCKS – 0.2%
†Duratex	45,300	992,274
Seneca Foods Conv. [a,d]	85,000	1,816,875

TOTAL PREFERRED STOCKS
(Cost $2,098,530)		2,809,149

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.1%
Dixie Group 7.00%
Conv. Sub. Deb. due 5/15/12	$352,000	330,880

(Cost $298,162)		330,880

REPURCHASE AGREEMENTS – 8.0%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $24,842,519 (collateralized
by obligations of various U.S. Government
Agencies, valued at $27,965,000)
(Cost $24,837,000)		24,837,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $70,016,042 (collateralized
by obligations of various U.S. Government
Agencies, valued at $71,420,955)
(Cost $70,000,000)		70,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $94,837,000)		94,837,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 13.2%
Fannie Mae-Notes 5.20%
due 9/18/12	2,317	2,352
Federal National Mortgage Association-Bonds
3.75%-5.50%
due 7/25/08-2/16/12	84,536	85,955
Freddie Mac-Notes 6.01%
due 4/11/17	141,291	143,199

26 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
U.S. Treasury Bonds 2.00%-12.00%
due 8/15/13-4/15/29	$47,496	$47,938
U.S. Treasury Notes 0.875%-3.625%
due 11/15/08-1/15/17	361,382	364,001
U.S. Treasury Strip-Principal
due 11/15/18-11/15/21	7,082	7,082
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		156,104,190
(Cost $156,754,717)
		156,754,717

TOTAL INVESTMENTS – 134.9%
(Cost $1,200,671,318)		1,598,380,971

LIABILITIES LESS CASH
AND OTHER ASSETS – (16.3)%		(193,711,646)

PREFERRED STOCK – (18.6)%		(220,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%		$1,184,669,325

[a]	Non-income producing.
[b]

At December 31, 2007, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[c]	All or a portion of these securities were on loan at December 31, 2007. Total market value of loaned securities at December 31, 2007 was $151,159,025.
[d]

Securities for which market quotations are no longer readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.

[e]	Includes securities first acquired in 2007 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2007.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2007 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,204,669,842. At December 31, 2007, net unrealized appreciation for all securities was $393,711,129, consisting of aggregate gross unrealized appreciation of $482,509,950 and aggregate gross unrealized depreciation of $88,798,821. The primary differences in book and tax basis cost are the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 27

Royce Value Trust	December 31, 2007

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $1,095,966,865)	$1,493,676,681
Affiliated Companies (cost $9,867,453)	9,867,290

Total investments at value	1,503,543,971
Repurchase agreements (at cost and value)	94,837,000
Cash and foreign currency	65,126
Receivable for investments sold	4,525,804
Receivable for dividends and interest	1,159,259
Prepaid expenses and other assets	219,267

Total Assets	1,604,350,427

LIABILITIES:
Payable for collateral on loaned securities	156,754,717
Payable for investments purchased	40,867,310
Payable for investment advisory fee	1,501,323
Preferred dividends accrued but not yet declared	288,445
Accrued expenses	269,307

Total Liabilities	199,681,102

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,184,669,325

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 60,008,412 shares outstanding (150,000,000 shares authorized)	$770,137,285
Undistributed net investment income (loss)	(156,056)
Accumulated net realized gain (loss) on investments and foreign currency	17,254,738
Net unrealized appreciation (depreciation) on investments and foreign currency	397,721,807
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share - $19.74)	$1,184,669,325

*Investments at identified cost (including $156,754,717 of collateral on loaned securities)	$1,105,834,318
Market value of loaned securities	151,159,025

28 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Year Ended December 31, 2007

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$12,758,425
Affiliated Companies	51,750
Interest	8,760,817
Securities lending	652,471

Total income	22,223,463

Expenses:
Investment advisory fees	15,881,749
Stockholder reports	381,343
Custody and transfer agent fees	220,021
Directors’ fees	119,574
Professional fees	110,879
Administrative and office facilities expenses	103,714
Other expenses	172,860

Total expenses	16,990,140
Compensating balance credits	(64,195)

Net expenses	16,925,945

Net investment income (loss)	5,297,518

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	116,339,798
Affiliated Companies	5,343,533
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(56,217,996)

Net realized and unrealized gain (loss) on investments and foreign currency	65,465,335

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	70,762,853

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$57,782,853

* Net of foreign withholding tax of $266,251.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 29

Royce Value Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/07	12/31/06

INVESTMENT OPERATIONS:
Net investment income (loss)	$5,297,518	$6,996,692
Net realized gain (loss) on investments and foreign currency	121,683,331	110,169,442
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(56,217,996)	93,033,099

Net increase (decrease) in net assets resulting from investment operations	70,762,853	210,199,233

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(613,954)	(1,020,228)
Net realized gain on investments and foreign currency	(12,366,046)	(11,959,772)

Total distributions to Preferred Stockholders	(12,980,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	57,782,853	197,219,233

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(5,095,420)	(7,788,658)
Net realized gain on investments and foreign currency	(102,630,144)	(91,303,684)

Total distributions to Common Stockholders	(107,725,564)	(99,092,342)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	54,184,473	50,180,586

Total capital stock transactions	54,184,473	50,180,586

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	4,241,762	148,307,477

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	1,180,427,563	1,032,120,086

End of year (including undistributed net investment income (loss) of $(156,056) at 12/31/07 and
$(1,605,284) at 12/31/06)	$1,184,669,325	$1,180,427,563

30 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$20.62	$18.87	$18.95	$17.03	$13.22

INVESTMENT OPERATIONS:
Net investment income (loss)	0.09	0.13	0.01	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	3.63	1.75	3.81	5.64

Total investment operations	1.22	3.76	1.76	3.73	5.59

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.02)	–	–	–
Net realized gain on investments and foreign currency	(0.21)	(0.21)	(0.24)	(0.26)	(0.26)

Total distributions to Preferred Stockholders	(0.22)	(0.23)	(0.24)	(0.26)	(0.26)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.00	3.53	1.52	3.47	5.33

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.09)	(0.14)	–	–	–
Net realized gain on investments and foreign currency	(1.76)	(1.64)	(1.61)	(1.55)	(1.30)

Total distributions to Common Stockholders	(1.85)	(1.78)	(1.61)	(1.55)	(1.30)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.00)	0.01	0.00	(0.00)
Effect of rights offering and Preferred Stock offering	–	–	–	–	(0.22)

Total capital stock transactions	(0.03)	(0.00)	0.01	0.00	(0.22)

NET ASSET VALUE, END OF PERIOD	$19.74	$20.62	$18.87	$18.95	$17.03

MARKET VALUE, END OF PERIOD	$18.58	$22.21	$20.08	$20.44	$17.21

TOTAL RETURN (a):
Market Value	(8.21)%	20.96%	6.95%	29.60%	41.96%
Net Asset Value	5.04%	19.50%	8.41%	21.42%	40.80%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.38%	1.29%	1.49%	1.51%	1.49%
Management fee expense (d)	1.29%	1.20%	1.37%	1.39%	1.34%
Other operating expenses	0.09%	0.09%	0.12%	0.12%	0.15%
Net investment income (loss)	0.43%	0.62%	0.03%	(0.50)%	(0.36)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,184,669	$1,180,428	$1,032,120	$993,304	$850,773
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	26%	21%	31%	30%	23%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$159.62	$159.14	$142.29	$137.88	$121.68
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
5.90% Cumulative	$23.68	$23.95	$24.75	$24.50	$25.04
7.80% Cumulative	–	–	–	–	$25.87
7.30% Tax-Advantaged Cumulative	–	–	–	–	$25.53

(a)
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(b)
Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.08%, 1.22%, 1.21%, and 1.19% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(c)
Expense ratios based on average net assets applicable to Common Stockholders: before waiver of fees by the investment adviser would have been 1.62% for the year ended December 31, 2003; before waiver of fees and earnings credits would have been 1.38%, 1.29%, 1.49%, 1.51% and 1.62% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(d)
The management fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

    Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.- traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by the Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:

    The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.
Investment Transactions and Related Investment Income:

    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:

    The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Taxes:

    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:

    The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences

32 | 2007 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

    The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:

    The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Recent Accounting Pronouncements:

    The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

    FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the amounts reported in the Fund’s financial statements, however, additional disclosures will be required in subsequent reports.

Capital Stock:
The Fund issued 2,749,591 and 2,548,023 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2007 and 2006, respectively.

    At December 31, 2007, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

    The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:

    As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of 05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

    Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance

2007 Annual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (continued)

period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
    Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate

    For the twelve rolling 60-month periods ended December 2007, the investment performance of the Fund exceeded the investment performance of the S&P 600 by 4% to 26%. Accordingly, the investment advisory fee consisted of a Basic Fee of $11,381,315 and an upward adjustment of $4,500,434 for performance of the Fund above that of the S&P 600. For the year ended December 31, 2007, the Fund accrued and paid Royce advisory fees totaling $15,881,749.

Distributions to Stockholders: The tax character of distributions paid to stockholders during 2007 and 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary income	$18,081,695	$24,577,545
Long-term capital gain	102,623,869	87,494,797

	$120,705,564	$112,072,342

   As of December 31, 2007, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$2,699,239
Undistributed long-term capital gain	18,405,497
Unrealized appreciation	393,723,283
Post October currency loss*	(7,530)
Accrued preferred distributions	(288,449)

$414,532,040

     *Under current tax law, capital and currency losses realized after October 31, and prior to the Fund’s fiscal year end, may be deferred as occurring on the first day of the following year.

     The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2007, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$1,861,084	$(2,778,414)	$917,330

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $342,412,126 and $336,738,969, respectively.

Transactions in Shares of Affiliated Companies:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2007:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	Gain (Loss)	Income	12/31/07	12/31/07

Delta Apparel	–	–	$4,129,137	–	–	–	580,760	$4,152,434
Highbury Financial*	–	–	2,579,878	$1,098,137	$26,215	–
Synalloy Corporation*	345,000	$6,361,800	–	761,702	5,317,318	$51,750
Timberland Bancorp	–	–	5,738,316	–	–	–	469,200	5,714,856
		$6,361,800			$5,343,533	$51,750		$9,867,290
*	Not an Affiliated Company at December 31, 2007.

34 | 2007 Annual Report to Stockholders

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc. (“Fund”) including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 22, 2008

2007 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments
	SHARES	VALUE
COMMON STOCKS – 111.9%

Consumer Products – 5.5%
Apparel, Shoes and Accessories - 2.0%
†dELiA*s [a,c]	42,900	$116,259
Hartmarx Corporation [a]	70,000	238,700
Kleinert’s [a,d]	14,200	0
Lazare Kaplan International [a]	151,700	1,233,321
Steven Madden [a]	21,750	435,000
†Mothers Work [a,c]	17,400	302,760
†Movie Star [a]	192,100	309,281
True Religion Apparel [a,c]	14,400	307,440
Weyco Group	120,000	3,300,000
†Yamato International	40,000	275,768

		6,518,529

Food/Beverage/Tobacco - 0.9%
Green Mountain Coffee Roasters [a,c]	76,800	3,125,760

Home Furnishing and Appliances - 1.6%
American Technology [a,c]	50,000	126,500
Cobra Electronics	10,000	47,800
†DTS [a,c]	7,000	178,990
†Flexsteel Industries	213,500	2,562,000
Lifetime Brands	42,054	545,861
†Natuzzi ADR [a]	387,800	1,822,660
†U.S. Home Systems [a,c]	10,000	53,500

		5,337,311

Household Products/Wares - 0.3%
A.T. Cross Company Cl. A [a,c]	100,000	998,000

Sports and Recreation - 0.6%
†Cybex International [a,c]	51,600	235,296
Monaco Coach	142,400	1,264,512
Sturm, Ruger & Company [a]	45,000	372,600

		1,872,408

Other Consumer Products - 0.1%
NexCen Brands [a,c]	105,300	509,652

Total (Cost $13,301,888)		18,361,660

Consumer Services – 4.3%
Direct Marketing - 0.1%
Dover Saddlery [a,c]	10,200	42,534

Leisure and Entertainment - 0.3%
Ambassadors Group	15,000	274,650
Ambassadors International [c]	6,100	88,938
FortuNet [a,c]	5,000	40,200
IMAX Corporation [a]	25,000	170,500
Premier Exhibitions [a,c]	28,200	308,508
TiVo [a,c]	20,000	166,800

		1,049,596

Media and Broadcasting - 0.3%
ADDvantage Technologies Group [a,c]	42,700	263,459
†Ballantyne of Omaha [a]	100,000	582,000

		845,459

Online Commerce - 0.3%
FTD Group	55,000	708,400
PC Mall [a,c]	26,000	242,060

		950,460

	SHARES	VALUE
Restaurants and Lodgings - 0.1%
Benihana Cl. A [a,c]	800	$10,200
†Cosi [a,c]	111,700	250,208
†Jamba [a,c]	44,300	163,910

		424,318

Retail Stores - 3.1%
A.C. Moore Arts & Crafts [a]	40,000	550,000
America’s Car-Mart [a,c]	200,000	2,510,000
Buckle (The)	35,250	1,163,250
†Build-A-Bear Workshop [a]	49,300	687,735
Cache [a]	19,200	179,328
Casual Male Retail Group [a]	28,800	149,184
Cato Corporation Cl. A	68,100	1,066,446
Charlotte Russe Holding [a]	28,800	465,120
†Hot Topic [a,c]	35,300	205,446
†New York & Company [a,c]	76,700	489,346
Stein Mart	198,900	942,786
West Marine [a,c]	142,000	1,275,160
Wet Seal (The) Cl. A [a,c]	301,000	701,330

		10,385,131

Other Consumer Services - 0.1%
†Knot (The) [a,c]	25,200	401,688

Total (Cost $14,490,585)		14,099,186

Diversified Investment Companies – 1.8%
Closed-End Funds - 1.8%
ASA	48,900	3,675,813
Central Fund of Canada Cl. A	207,000	2,243,880

Total (Cost $2,675,077)		5,919,693

Financial Intermediaries – 9.1%
Banking - 4.5%
B of I Holding [a,c]	100,000	715,000
Bancorp (The) [a]	50,000	673,000
BB Holdings [a]	390,000	1,862,825
†Chemung Financial	40,000	1,122,000
†Fauquier Bankshares	160,800	2,741,640
First National Lincoln	40,200	588,528
†Franklin Bank [a,c]	66,200	285,322
Lakeland Financial	45,000	940,500
Meta Financial Group	44,800	1,828,736
Nexity Financial [a,c]	34,000	225,760
Peapack-Gladstone Financial	29,000	717,750
Queen City Investments	948	953,688
Quest Capital	30,000	82,071
Sterling Bancorp	32,869	448,333
Sterling Financial	7,779	130,609
†WSB Financial Group [a,c]	114,200	669,212
†Wilber Corporation	89,550	783,563

		14,768,537

Insurance - 1.6%
AmCOMP [a]	5,600	52,360
American Safety Insurance Holdings [a]	20,000	393,000
CRM Holdings [a,c]	124,000	970,920
First Acceptance [a]	258,405	1,090,469
Independence Holding	33,534	424,205

36 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
NYMAGIC	65,400	$1,512,702
Navigators Group [a,c]	15,200	988,000

		5,431,656

Real Estate Investment Trusts - 0.2%
†Vestin Realty Mortgage II [a]	180,000	675,000

Securities Brokers - 2.8%
Broadpoint Securities Group [a,c]	95,000	112,100
Cowen Group [a,c]	123,600	1,175,436
†Diamond Hill Investment Group [a,c]	5,000	365,600
International Assets Holding [a]	113,900	3,074,161
Sanders Morris Harris Group	186,000	1,906,500
Stifel Financial [a,c]	38,733	2,036,194
Thomas Weisel Partners Group [a,c]	20,100	275,973
Tradestation Group [a,c]	30,000	426,300

		9,372,264

Total (Cost $23,106,640)		30,247,457

Financial Services – 6.7%
Diversified Financial Services - 0.5%
MarketAxess Holdings [a,c]	123,700	1,587,071

Information and Processing - 0.1%
PRG-Schultz International [a,c]	46,100	395,077

Insurance Brokers - 0.4%
Crawford & Company Cl. A [a,c]	50,000	175,000
Health Benefits Direct [a,c]	211,265	392,953
†Western Financial Group	148,000	788,773

		1,356,726

Investment Management - 4.2%
ADDENDA Capital	131,700	3,002,432
BKF Capital Group [a,b]	406,500	902,430
Epoch Holding Corporation	211,500	3,172,500
Hennessy Advisors	24,750	297,000
MVC Capital	226,200	3,650,868
Sceptre Investment Counsel	78,000	817,975
†UTEK Corporation	50,000	660,000
Westwood Holdings Group	31,900	1,199,440

		13,702,645

Special Purpose Acquisition Corporation - 1.2%
†Alternative Asset Management
Acquisition (Units) [a]	250,000	2,600,000
†General Finance [a,c]	44,200	401,336
†Shermen WSC Acquisition [a]	170,000	950,300

		3,951,636

Specialty Finance - 0.3%
NGP Capital Resources	68,080	1,064,090

Total (Cost $17,965,823)		22,057,245

Health – 14.9%
Commercial Services - 1.4%
Medifast [a,c]	45,200	219,220
PDI [a]	66,800	625,916
PAREXEL International [a,c]	80,900	3,907,470

		4,752,606

Drugs and Biotech - 5.2%
†Acadia Pharmaceuticals [a,c]	10,000	110,700
Allos Therapeutics [a,c]	123,600	777,444
†Anadys Pharmaceuticals [a,c]	400,000	644,000
	SHARES	VALUE
Barrier Therapeutics [a]	31,300	$123,322
†BioCryst Pharmaceuticals [a]	160,000	988,800
Cambrex Corporation	16,000	134,080
Caraco Pharmaceutical Laboratories [a]	14,650	251,246
Cardiome Pharma [a,c]	21,000	187,320
Cell Genesys [a]	58,000	133,400
Cerus Corporation [a]	179,600	1,169,196
CollaGenex Pharmaceuticals [a,c]	25,000	238,750
Durect Corporation [a,c]	44,100	283,563
DUSA Pharmaceuticals [a,c]	57,600	119,232
Dyax Corporation [a]	47,300	173,118
Emisphere Technologies [a,c]	163,200	445,536
Favrille [a,c]	401,000	625,560
Genitope Corporation [a,c]	196,700	145,558
GenVec [a,c]	140,000	205,800
Hi-Tech Pharmacal [a]	43,630	423,647
ImmunoGen [a,c]	24,000	99,600
Lexicon Pharmaceuticals [a,c]	40,000	121,200
Lifecore Biomedical [a,c]	17,900	258,655
Luminex Corporation [a,c]	14,575	236,698
Mannkind Corporation [a]	10,000	79,600
Momenta Pharmaceuticals [a,c]	73,400	524,076
Myriad Genetics [a,c]	25,000	1,160,500
Nastech Pharmaceutical [a,c]	2,700	10,260
Nuvelo [a,c]	250,000	457,500
Oncolytics Biotech [a,c]	36,000	60,840
Orchid Cellmark [a,c]	78,000	390,000
Origin Agritech [a,c]	184,388	1,218,805
Pharmanet Development Group [a,c]	25,000	980,250
Sangamo BioSciences [a,c]	10,000	130,900
Seattle Genetics [a,c]	72,000	820,800
Senomyx [a,c]	52,000	389,480
Sinovac Biotech [a,c]	86,000	440,320
Strategic Diagnostics [a,c]	57,600	309,888
†SuperGen [a,c]	220,000	803,000
Tapestry Pharmaceuticals [a,c]	815,600	244,680
Theragenics Corporation [a,c]	145,800	521,964
Trimeris [a,c]	128,000	893,440

		17,332,728

Health Services - 2.2%
Albany Molecular Research [a]	30,000	431,400
†Alliance Imaging [a,c]	53,900	518,518
†BML	30,000	479,328
Bio-Imaging Technologies [a]	19,100	154,901
CorVel Corporation [a,c]	40,125	923,677
Gentiva Health Services [a]	23,000	437,920
HMS Holdings [a,c]	11,900	395,199
Hooper Holmes [a,c]	88,600	152,392
MedCath Corporation [a,c]	18,000	442,080
Mediware Information Systems [a,c]	38,900	261,797
On Assignment [a,c]	61,100	428,311
†PharMerica Corporation [a,c]	100,000	1,388,000
RehabCare Group [a,c]	22,000	496,320
Sun Healthcare Group [a,c]	41,000	703,970
U.S. Physical Therapy [a]	10,000	143,700

		7,357,513

Medical Products and Devices - 5.9%
†Abiomed [a,c]	15,000	233,100
Allied Healthcare Products [a]	273,500	1,982,875

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
AngioDynamics [a,c]	14,000	$266,560
Anika Therapeutics [a]	17,000	246,840
Atrion Corporation	4,000	510,000
†CAS Medical Systems [a,c]	79,400	436,700
Caliper Life Sciences [a]	50,000	276,500
Cardiac Science [a]	26,243	212,306
CONMED Corporation [a,c]	3,900	90,129
Cutera [a,c]	18,700	293,590
Del Global Technologies [a]	461,301	1,337,773
EPIX Pharmaceuticals [a,c]	24,666	97,184
Exactech [a,c]	113,100	2,346,825
Golden Meditech	24,100	10,679
†HealthTronics [a]	64,400	295,596
Kensey Nash [a]	26,650	797,368
Medical Action Industries [a,c]	125,250	2,611,463
Merit Medical Systems [a]	8,700	120,930
NMT Medical [a,c]	17,000	95,540
Neurometrix [a,c]	21,500	197,800
Orthofix International [a,c]	28,000	1,623,160
OrthoLogic Corporation [a,c]	65,000	87,750
PLC Systems [a]	105,200	45,236
Possis Medical [a]	28,600	416,988
Shamir Optical Industry	7,500	75,000
Synovis Life Technologies [a]	20,000	391,000
Thermage [a]	132,000	762,960
†Tutogen Medical [a,c]	20,000	206,400
Utah Medical Products	42,300	1,257,156
†Vital Images [a,c]	29,100	525,837
Young Innovations	66,050	1,579,256

		19,430,501

Personal Care - 0.2%
Helen of Troy [a,c]	20,000	342,800
Nutraceutical International [a]	15,000	198,750

		541,550

Total (Cost $39,693,480)		49,414,898

Industrial Products – 16.2%
Automotive - 0.8%
Commerical Vehicle Group [a,c]	7,600	110,200
LKQ Corporation [a,c]	22,800	479,256
Noble International	24,000	391,440
SORL Auto Parts [a,c]	50,600	370,392
Spartan Motors	6,300	48,132
Strattec Security	28,300	1,172,469
Wescast Industries Cl. A	12,900	114,458

		2,686,347

Building Systems and Components - 1.0%
AAON	94,500	1,872,990
†Bunka Shutter Company	90,000	386,273
LSI Industries	65,412	1,190,498

		3,449,761

Construction Materials - 1.7%
Ash Grove Cement	8,000	2,008,000
Monarch Cement	50,410	1,524,903
Trex Company [a]	250,000	2,127,500

		5,660,403

	SHARES	VALUE
Industrial Components - 2.2%
C&D Technologies [a,c]	53,000	$350,330
Deswell Industries	105,300	637,065
Gerber Scientific [a,c]	50,500	545,400
Ladish Company [a]	10,000	431,900
Planar Systems [a]	142,000	908,800
Powell Industries [a]	46,800	2,062,476
Tech/Ops Sevcon	76,200	571,500
II-VI [a]	20,000	611,000
†Zygo Corporation [a,c]	105,200	1,310,792

		7,429,263

Machinery - 4.7%
†A.S.V. [a,c]	84,800	1,174,480
†Active Power [a,c]	187,500	412,500
Alamo Group	38,600	699,432
Astec Industries [a,c]	40,200	1,495,038
Basin Water [a,c]	23,200	191,864
Burnham Holdings Cl. A	95,000	1,372,750
Capstone Turbine [a,c]	200,000	326,000
†Eagle Test Systems [a,c]	1,500	19,170
Eastern Company (The)	39,750	729,015
Gehl Company [a]	20,000	320,800
Gorman-Rupp Company	5,273	164,502
Hurco Companies [a]	14,900	650,385
K-Tron International [a]	5,800	691,650
†Kadant [a,c]	14,100	418,347
Keithley Instruments	14,000	135,520
LeCroy Corporation [a]	2,000	19,220
MTS Systems	10,000	426,700
Mueller (Paul) Company	9,650	468,025
Sun Hydraulics	58,425	1,474,063
T-3 Energy Services [a]	2,000	94,020
Tennant Company	88,200	3,906,378
†Titan Machinery [a,c]	25,000	327,500

		15,517,359

Metal Fabrication and Distribution - 0.8%
Encore Wire	15,000	238,800
Insteel Industries	400	4,692
NN	114,300	1,076,706
Olympic Steel	11,000	348,810
Samuel Manu-Tech	2,500	26,825
Universal Stainless & Alloy Products [a,c]	26,997	960,283

		2,656,116

Miscellaneous Manufacturing - 2.5%
GP Strategies [a]	35,000	372,750
Peerless Manufacturing [a]	84,400	3,476,436
Quixote Corporation	33,300	632,367
Raven Industries	73,000	2,802,470
Synalloy Corporation	58,200	1,000,458

		8,284,481

Paper and Packaging - 0.1%
Mod-Pac Corporation [a,c]	23,200	173,768

Pumps, Valves and Bearings - 0.4%
CIRCOR International	28,000	1,298,080

Specialty Chemicals and Materials - 1.9%
Aceto Corporation	323,619	2,588,952
American Vanguard	9,333	161,928
Balchem Corporation	33,750	755,325

38 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Hawkins	118,167	$1,772,505
†Metabolix [a,c]	3,000	71,400
NuCo2 [a,c]	20,000	498,000
Park Electrochemical	10,000	282,400

		6,130,510

Textiles - 0.1%
Unifi [a]	100,000	242,000

Total (Cost $33,190,211)		53,528,088

Industrial Services – 14.7%
Advertising and Publishing - 0.6%
DG Fastchannel [a,c]	21,200	543,568
Greenfield Online [a,c]	20,000	292,200
Journal Register	105,600	185,856
†LiveDeal [a,c]	28,200	121,260
†Voyager Learning [a]	125,000	875,000

		2,017,884

Commercial Services - 5.4%
†Animal Health International [a,c]	50,000	615,000
CBIZ [a,c]	87,000	853,470
†Canadian Solar [a,c]	25,000	703,750
Carlisle Group [a]	188,800	475,445
†ClearPoint Business Resources [a]	120,000	253,200
Collectors Universe	23,200	286,288
Diamond Management &
Technology Consultants	138,100	1,003,987
†eTelecare Global Solutions ADR [a]	21,000	174,090
Forrester Research [a]	101,500	2,844,030
Geo Group (The) [a,c]	102,400	2,867,200
Gevity HR	63,400	487,546
†Home Solutions of America [a,c]	60,000	60,000
†Hudson Highland Group [a,c]	113,200	952,012
Kforce [a,c]	55,000	536,250
Landauer	21,300	1,104,405
Metalico [a]	12,700	137,668
PeopleSupport [a,c]	43,300	592,344
SM&A [a,c]	31,300	182,479
Team [a]	4,400	160,952
Volt Information Sciences [a,c]	89,400	1,632,444
†Waste Services [a,c]	26,300	225,391
Westaff [a]	362,500	1,450,000
Willdan Group [a]	40,100	275,888

		17,873,839

Engineering and Construction - 3.7%
Cavco Industries [a]	9,400	318,096
Exponent [a]	130,600	3,531,424
HLS Systems International [a,c]	222,400	1,983,808
Hanfeng Evergreen [a]	17,900	264,796
†Hill International [a,c]	35,500	503,035
Insituform Technologies Cl. A [a,c]	56,400	834,720
†Integrated Electrical Services [a,c]	122,000	2,292,380
Modtech Holdings [a]	71,800	63,902
Nobility Homes	13,800	251,850
SYS [a,c]	480,000	960,000
Skyline Corporation	32,100	942,135
Sterling Construction [a,c]	12,300	268,386

		12,214,532

	SHARES	VALUE
Food and Tobacco Processors - 1.7%
Cal-Maine Foods	50,000	$1,326,500
Farmer Bros.	42,400	974,776
Galaxy Nutritional Foods [a]	432,600	112,476
†HQ Sustainable Maritime Industries [a,c]	10,000	97,500
ML Macadamia Orchards L.P.	120,200	418,296
Seneca Foods Cl. A [a]	62,500	1,484,375
Seneca Foods Cl. B [a,c]	42,500	941,800
Sunopta [a,c]	8,580	114,543

		5,470,266

Industrial Distribution - 0.5%
Central Steel & Wire	1,088	680,000
Lawson Products	19,500	739,440
†Toshin Group Company	14,200	294,484

		1,713,924

Printing - 1.1%
American Bank Note Holographics [a,c]	121,200	716,292
Bowne & Co.	66,500	1,170,400
Champion Industries	23,500	106,220
Courier Corporation	27,950	922,629
Ennis	9,700	174,600
Schawk	38,900	603,728

		3,693,869

Transportation and Logistics - 1.7%
ABX Air [a,c]	100,000	418,000
Forward Air	50,700	1,580,319
Frozen Food Express Industries	92,000	542,800
MAIR Holdings [a]	8,600	39,818
Marten Transport [a,c]	21,450	299,228
Patriot Transportation Holding [a]	3,000	276,690
Universal Truckload Services [a]	134,200	2,571,272
†Velocity Express [a,c]	22,321	68,079

		5,796,206

Total (Cost $33,225,666)		48,780,520

Natural Resources – 10.6%
Energy Services - 4.4%
CE Franklin [a,c]	38,650	251,225
Dril-Quip [a,c]	55,000	3,061,300
Environmental Power [a,c]	115,000	525,550
†Flotek Industries [a,c]	2,400	86,496
†Green Plains Renewable Energy [a,c]	16,400	217,956
Gulf Island Fabrication	34,016	1,078,647
GulfMark Offshore [a,c]	55,400	2,592,166
ION Geophysical [a,c]	43,500	686,430
Particle Drilling Technologies [a]	40,000	103,200
Pason Systems	209,200	2,647,457
Pioneer Drilling [a]	7,500	89,100
Willbros Group [a,c]	67,600	2,588,404
World Energy Solutions [a]	869,400	704,717

		14,632,648

Oil and Gas - 1.3%
Bonavista Energy Trust	44,600	1,287,907
†Bronco Drilling [a]	33,200	493,020
Cano Petroleum [a]	45,200	311,428
†Gran Tierra Energy [a,c]	124,900	327,238
Nuvista Energy [a]	121,000	1,606,059
PetroCorp [a,d]	104,200	0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 39

Royce Micro-Cap Trust

Schedule of Investments
	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
Storm Cat Energy [a,c]	291,200	$212,576

		4,238,228

Precious Metals and Mining - 3.5%
†Allied Nevada Gold	134,250	836,377
Aurizon Mines [a,c]	197,000	766,330
Brush Engineered Materials [a,c]	15,500	573,810
Central African Gold [a]	89,790	50,066
Chesapeake Gold [a]	20,000	166,979
Duluth Metals [a]	87,500	265,971
Endeavour Mining Capital	337,000	3,018,471
Endeavour Silver [a]	50,000	198,500
Entree Gold [a]	177,900	444,750
Gammon Gold [a,c]	83,836	671,526
Golden Star Resources [a,c]	168,100	531,196
Metallica Resources [a,c]	186,300	1,015,335
Midway Gold [a]	227,500	885,151
Minefinders Corporation [a]	36,000	406,800
†New Gold [a]	141,200	718,708
Northgate Minerals [a]	270,000	818,100
†Uranium Resources [a,c]	11,100	138,528
Vista Gold [a,c]	50,000	251,000

		11,757,598

Real Estate - 1.4%
†HFF Cl. A [a,c]	16,500	127,710
HomeFed Corporation [a]	11,352	683,958
Kennedy-Wilson [a]	21,500	907,300
PICO Holdings [a]	45,700	1,536,434
Pope Resources L.P.	33,000	1,410,750

		4,666,152

Total (Cost $17,912,562)		35,294,626

Technology – 23.2%
Aerospace and Defense - 2.8%
†Aerovironment [a]	13,800	333,960
Astronics Corporation [a]	26,400	1,122,000
Ducommun [a]	72,100	2,739,800
HEICO Corporation	41,600	2,266,368
HEICO Corporation Cl. A	24,160	1,029,216
Integral Systems	48,310	1,123,691
SIFCO Industries [a,c]	45,800	770,814

		9,385,849

Components and Systems - 2.7%
Acacia Research-Acacia Technologies [a,c]	99,350	892,163
CSP [a,c]	122,581	817,615
Excel Technology [a]	91,900	2,490,490
Giga-tronics [a,c]	3,200	5,984
MOCON	15,600	177,372
†Optex Company	35,000	522,106
†RadiSys Corporation [a,c]	30,000	402,000
Richardson Electronics	139,350	976,844
Rimage Corporation [a,c]	20,000	519,000
†SCM Microsystems [a,c]	37,900	126,586
†SRS Labs [a,c]	10,000	53,500
Spectrum Control [a]	16,100	247,940
TTM Technologies [a]	124,700	1,454,002
	SHARES	VALUE
TransAct Technologies [a]	78,600	$376,494

		9,062,096

Distribution - 0.5%
Agilysys	90,000	1,360,800
Nu Horizons Electronics [a,c]	40,000	278,000

		1,638,800

Internet Software and Services - 2.0%
†Audible [a,c]	32,700	291,684
Descartes Systems Group (The) [a,c]	49,200	206,640
eResearch Technology [a,c]	185,000	2,186,700
iPass [a,c]	190,000	771,400
Jupitermedia Corporation [a,c]	355,800	1,359,156
Lionbridge Technologies [a,c]	131,500	466,825
NIC	26,800	226,192
Stamps.com [a]	80,000	974,400

		6,482,997

IT Services - 5.1%
†BluePhoenix Solutions [a]	28,000	507,360
CIBER [a,c]	182,662	1,116,065
Cogent Communications Group [a,c]	24,800	588,008
Computer Task Group [a]	471,361	2,606,626
iGATE Corporation [a,c]	273,400	2,315,698
Rainmaker Systems [a,c]	58,000	374,680
Sapient Corporation [a,c]	500,000	4,405,000
Syntel	54,300	2,091,636
TriZetto Group (The) [a]	145,200	2,522,124
†Yucheng Technologies [a,c]	31,300	406,587

		16,933,784

Semiconductors and Equipment - 2.6%
†Actions Semiconductor ADR [a,c]	128,900	525,912
Cascade Microtech [a]	55,037	560,277
CEVA [a]	29,800	362,666
Cohu	17,800	272,340
Electroglas [a,c]	281,700	473,256
Exar Corporation [a,c]	121,208	966,028
Ikanos Communications [a]	38,700	208,206
Intevac [a,c]	40,550	589,597
Jinpan International	9,650	298,185
Maxwell Technologies [a]	37,400	309,298
†Melco Holdings	30,000	469,629
Nanometrics [a,c]	22,000	216,920
NetList [a,c]	77,200	169,840
PDF Solutions [a]	25,000	225,250
Photronics [a]	29,750	370,982
QuickLogic Corporation [a,c]	20,000	66,000
Rudolph Technologies [a]	12,500	141,500
Semitool [a]	25,500	221,340
†Trident Microsystems [a,c]	54,200	355,552
Virage Logic [a]	180,000	1,503,000
†Zarlink Semiconductor [a]	188,700	135,883

		8,441,661

Software - 4.7%
ACI Worldwide [a]	97,600	1,858,304
Aladdin Knowledge Systems [a]	27,300	713,349
†Borland Software [a,c]	70,000	210,700
†Bottomline Technologies [a,c]	48,300	676,200
Convera Corporation Cl. A [a,c]	170,000	470,900
†Digimarc Corporation [a,c]	66,000	582,120

40 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2007

	SHARES	VALUE
Technology (continued)
Software (continued)
†DivX [a]	38,300	$536,200
Evans & Sutherland Computer [a]	73,500	91,875
Fundtech [a]	51,000	681,360
ILOG ADR [a,c]	35,000	365,750
JDA Software Group [a,c]	59,500	1,217,370
OpenTV Cl. A [a,c]	429,300	566,676
Pegasystems	330,200	3,939,286
Phase Forward [a,c]	43,000	935,250
PLATO Learning [a]	160,000	635,200
Renaissance Learning	2,365	33,110
SPSS [a,c]	41,800	1,501,038
SeaChange International [a,c]	20,000	144,600
TeleCommunication Systems Cl. A [a,c]	10,000	36,100
Trintech Group ADR [a,c]	94,852	239,976
uWink [a,c]	9,000	12,600

		15,447,964

Telecommunications - 2.8%
Anaren [a]	30,900	509,541
Atlantic Tele-Network	4,100	138,498
Captaris [a]	43,300	187,056
Communications Systems	10,700	127,223
†Diguang International Development [a]	300,000	750,000
†Extreme Networks [a]	11,500	40,710
†Global Telecom & Technology [a,c]	68,500	71,925
NMS Communications [a]	630,000	1,020,600
North Pittsburgh Systems [c]	23,200	526,408
†NumereX Corporation Cl. A [a,c]	35,100	289,575
PC-Tel [a]	44,100	302,526
Performance Technologies [a]	41,250	226,875
Radyne [a]	25,520	234,784
REMEC	143,387	150,556
Symmetricom [a,c]	24,782	116,723
†TESSCO Technologies [a,c]	13,600	245,616
UCN [a,c]	130,517	587,327
ViaSat [a,c]	76,812	2,644,637
WJ Communications [a,c]	247,400	183,076
Zhone Technologies [a,c]	911,600	1,066,572

		9,420,228

Total (Cost $51,293,032)		76,813,379

Miscellaneous [e] – 4.9%
Total (Cost $17,084,309)		16,383,911

TOTAL COMMON STOCKS
(Cost $263,939,273)		370,900,663

PREFERRED STOCK – 0.5%
Seneca Foods Conv. [a]	75,409	1,734,407

(Cost $943,607)		1,734,407

		VALUE
REPURCHASE AGREEMENTS – 8.7%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $8,734,941 (collateralized
by obligations of various U.S. Government
Agencies, valued at $8,955,600)
(Cost $8,733,000)		$ 8,733,000

Lehman Brothers (Tri-Party),
4.125% dated 12/31/07, due 1/2/08,
maturity value $20,004,583 (collateralized
by obligations of various U.S. Government
Agencies, valued at $20,407,014)
(Cost $20,000,000)		20,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $28,733,000)		28,733,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES LOANED – 10.9%
Fannie Mae-Notes 5.125%-5.20%
due 7/13/09-9/18/12	$46,103	46,794
Federal Home Loan Bank-Bonds 4.875%
due 3/5/08	1,322	1,342
Federal National Mortgage Association-Bonds
3.75%-5.50
due 7/25/08-2/16/12	11,694	11,856
Freddie Mac-Notes 6.01%
due 4/11/17	618	627
U.S. Treasury Bonds 2.375%-12.00%
due 8/15/13-1/15/27	940	950
U.S. Treasury Notes 2.375%
due 4/15/11	6	6
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)		35,983,277

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $36,044,852)		36,044,852

TOTAL INVESTMENTS – 132.0%
(Cost $329,660,732)		437,412,922
LIABILITIES LESS CASH AND OTHER ASSETS – (13.9)%		(45,937,406)

PREFERRED STOCK – (18.1)%		(60,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%		$331,475,516

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 41

Royce Micro-Cap Trust	December 31, 2007

Schedule of Investments

a	Non-income producing.
b	At December 31, 2007, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
c	All or a portion of these securities were on loan at December 31, 2007. Total market value of loaned securities at December 31, 2007 was $34,390,777.
d	Securities for which market quotations are no longer readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
e	Includes securities first acquired in 2007 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2007.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2007 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $334,738,628. At December 31, 2007, net unrealized appreciation for all securities was $102,674,294 consisting of aggregate gross unrealized appreciation of $132,624,923 and aggregate gross unrealized depreciation of $29,950,629. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

42 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	December 31, 2007

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies (cost $299,421,466)	$407,777,492
Affiliated Companies (cost $1,506,266)	902,430

Total investments at value	408,679,922
Repurchase agreements (at cost and value)	28,733,000
Cash and foreign currency	847
Receivable for investments sold	3,707,650
Receivable for dividends and interest	381,873
Prepaid expenses	20,681

Total Assets	441,523,973

LIABILITIES:
Payable for collateral on loaned securities	36,044,852
Payable for investments purchased	13,375,389
Payable for investment advisory fee	431,673
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	116,543

Total Liabilities	50,048,457

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$331,475,516

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 24,591,100 shares outstanding (150,000,000 shares authorized)	$222,052,678
Undistributed net investment income (loss)	(1,435,509)
Accumulated net realized gain (loss) on investments and foreign currency	3,186,799
Net unrealized appreciation (depreciation) on investments and foreign currency	107,751,548
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share - $13.48)	$331,475,516

*Investments at identified cost (including $36,044,852 of collateral on loaned securities)	$300,927,732
Market value of loaned securities	34,390,777

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 43

Royce Micro-Cap Trust	Year Ended December 31, 2007

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliated Companies	$3,303,530
Affiliated Companies	–
Interest	1,478,336
Securities lending	484,508

Total income	5,266,374

Expenses:
Investment advisory fees	5,092,955
Stockholder reports	133,402
Custody and transfer agent fees	75,833
Directors’ fees	56,196
Professional fees	54,027
Administrative and office facilities expenses	29,792
Other expenses	60,452

Total expenses	5,502,657
Compensating balance credits	(1,853)

Net expenses	5,500,804

Net investment income (loss)	(234,430)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	33,643,099
Affiliated Companies	(839,302)
Net change in unrealized appreciation (depreciation) on investments foreign currency	(27,184,286)

Net realized and unrealized gain (loss) on investments and foreign currency	5,619,511

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	5,385,081

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$1,785,081

*Net of foreign withholding tax of $63,404.

44 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/07	12/31/06

INVESTMENT OPERATIONS:
Net investment income (loss)	$(234,430)	$167,273
Net realized gain (loss) on investments and foreign currency	32,803,797	40,340,273
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(27,184,286)	27,839,554

Net increase (decrease) in net assets resulting from investment operations	5,385,081	68,347,100

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(224,280)	(475,560)
Net realized gain on investments and foreign currency	(3,375,720)	(3,124,440)

Total distributions to Preferred Stockholders	(3,600,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1,785,081	64,747,100

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(1,991,543)	(4,585,208)
Net realized gain on investments and foreign currency	(29,975,444)	(30,124,923)

Total distributions to Common Stockholders	(31,966,987)	(34,710,131)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	17,975,152	19,926,104

Total capital stock transactions	17,975,152	19,926,104

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(12,206,754)	49,963,073

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	343,682,270	293,719,197

End of period (including undistributed net investment income (loss) of $(1,435,509) at 12/31/07 and $(2,725,894) at 12/31/06)	$331,475,516	$343,682,270

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 45

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$14.77	$13.43	$14.34	$13.33	$9.39

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00)	0.01	(0.03)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.24	3.04	1.14	2.62	5.28

Total investment operations	0.24	3.05	1.11	2.54	5.19

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.01)	(0.02)	–	–	–
Net realized gain on investments and foreign currency	(0.14)	(0.14)	(0.17)	(0.19)	(0.18)

Total distributions to Preferred Stockholders	(0.15)	(0.16)	(0.17)	(0.19)	(0.18)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	0.09	2.89	0.94	2.35	5.01

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.08)	(0.20)	–	–	–
Net realized gain on investments and foreign currency	(1.27)	(1.35)	(1.85)	(1.33)	(0.92)

Total distributions to Common Stockholders	(1.35)	(1.55)	(1.85)	(1.33)	(0.92)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.00)	0.00	(0.01)	(0.04)
Effect of Preferred Stock offering	–	–	–	–	(0.11)

Total capital stock transactions	(0.03)	(0.00)	0.00	(0.01)	(0.15)

NET ASSET VALUE, END OF PERIOD	$13.48	$14.77	$13.43	$14.34	$13.33

MARKET VALUE, END OF PERIOD	$11.94	$16.57	$14.56	$15.24	$12.60

TOTAL RETURN (a):
Market Value	(20.54)%	26.72%	8.90%	33.44%	63.58%
Net Asset Value	0.64%	22.46%	6.75%	18.69%	55.55%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.56%	1.64%	1.63%	1.62%	1.82%
Management fee expense (d)	1.44%	1.49%	1.43%	1.43%	1.59%
Other operating expenses	0.12%	0.15%	0.20%	0.19%	0.23%
Net investment income (loss)	(0.07)%	0.05%	(0.27)%	(0.56)%	(0.82)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$331,476	$343,682	$293,719	$290,364	$253,425
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	41%	34%	46%	32%	26%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$163.11	$168.20	$147.38	$145.98	$130.59
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
6.00% Cumulative	$24.06	$24.15	$24.97	$24.66	$25.37
7.75% Cumulative	–	–	–	–	$25.70

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.33%, 1.38%, 1.35%, 1.32% and 1.49% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders: before waiver of fees by the investment adviser would have been 1.92% for the year ended December 31, 2003; before waiver of fees and earnings credits would have been 1.56%, 1.64%, 1.63%, 1.62% and 1.92% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of management fee expenses are based on average net assets applicable to Common Stockholders over a 12-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.

46 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.- traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by the Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
     The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations

2007 Annual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Recent Accounting Pronouncements:
     The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

     FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the amounts reported in the Fund’s financial statements, however, additional disclosures will be required in subsequent reports.

Capital Stock:
The Fund issued 1,320,682 and 1,401,367 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2007 and 2006, respectively.

48 | 2007 Annual Report to Stockholders
     At December 31, 2007, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.

     For the twelve rolling 36-month periods ending December 2007, the investment performance of the Fund exceeded the investment performance of the Russell 2000 by 8% to 13%. Accordingly, the investment advisory fee consisted of a Basic Fee of $3,714,236 and an upward adjustment of $1,378,719 for performance of the Fund above that of the Russell 2000. For the year ended December 31, 2007, the Fund accrued and paid Royce advisory fees totaling $5,092,955.

Distributions to Stockholders:
 The tax character of distributions paid to stockholders during 2007 and 2006 was as follows:

Distributions paid from:	2007	2006

Ordinary income	$2,532,369	$12,220,932
Long-term capital gain	33,034,618	26,089,199

	$35,566,987	$38,310,131

As of December 31, 2007, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$2,331,609
Undistributed long-term capital gain	5,216,680
Unrealized appreciation	102,674,294
Post October currency loss*	(719,745)
Accrued preferred distributions	(80,000)

$109,422,838

* Under current tax law, capital and currency losses realized after October 31, and prior to the Fund’s fiscal year end, may be deferred as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.
For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2007, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$3,740,638	$(3,532,042)	$(208,596)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $158,813,354 and $171,665,339, respectively.

Transactions in Shares of Affiliated Companies:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies during the year ended December 31, 2007:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	Gain (Loss)	Income	12/31/07	12/31/07
BKF Capital Group	406,500	$1,361,775	–	–	–	–	406,500	$902,430
Highbury Financial*	580,400	3,383,732	–	$3,419,180	$(839,302)	–
		$4,745,507			$(839,302)	–		$902,430

*Not an Affiliated Company at December 31, 2007.

2007 Annual Report to Stockholders | 49

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro-Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc. (“Fund”) including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 22, 2008

50 | 2007 Annual Report to Stockholders

Royce Focus Trust	December 31, 2007

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 88.2%

Consumer Products – 13.1%
Apparel, Shoes and Accessories - 3.5%
†Fossil [a,b]	75,000	$3,148,500
Timberland Company Cl. A [a,b]	150,000	2,712,000

		5,860,500

Health, Beauty and Nutrition - 2.0%
Nu Skin Enterprises Cl. A	200,000	3,286,000

Home Furnishing and Appliances - 1.9%
†Rational	15,000	3,068,777

Sports and Recreation - 5.7%
Thor Industries	140,000	5,321,400
Winnebago Industries	200,000	4,204,000

		9,525,400

Total (Cost $20,009,658)		21,740,677

Financial Intermediaries – 4.7%
Banking - 1.1%
BB Holdings [a]	400,000	1,910,590

Securities Brokers - 2.6%
Knight Capital Group Cl. A [a,b]	300,000	4,320,000

Other Financial Intermediaries - 1.0%
†KKR Financial	116,632	1,638,680

Total (Cost $7,371,214)		7,869,270

Financial Services – 1.5%
Investment Management - 1.5%
U.S. Global Investors Cl. A	150,000	2,499,000

Total (Cost $2,385,434)		2,499,000

Health – 4.7%
Drugs and Biotech - 2.8%
Endo Pharmaceuticals Holdings [a,b]	90,000	2,400,300
Lexicon Pharmaceuticals [a,b]	499,400	1,513,182
†ULURU [a,b]	249,700	676,687

		4,590,169

Medical Products and Devices - 1.9%
Caliper Life Sciences [a,b]	302,300	1,671,719
Possis Medical [a]	100,000	1,458,000

		3,129,719

Total (Cost $7,520,476)		7,719,888

Industrial Products – 21.6%
Building Systems and Components - 2.2%
Simpson Manufacturing	140,000	3,722,600

Machinery - 7.9%
†Kennametal	60,000	2,271,600
Lincoln Electric Holdings	70,000	4,982,600
†Pfeiffer Vacuum Technology	30,000	2,403,245
Woodward Governor	50,000	3,397,500

		13,054,945

	SHARES	VALUE
Metal Fabrication and Distribution - 11.5%
†Dynamic Materials	50,000	$2,945,000
Metal Management	120,000	5,463,600
Reliance Steel & Aluminum	100,000	5,420,000
Schnitzer Steel Industries Cl. A	75,000	5,184,750

		19,013,350

Total (Cost $17,434,403)		35,790,895

Industrial Services – 9.7%
Commercial Services - 6.6%
†CRA International [a,b]	60,000	2,856,600
Corinthian Colleges [a]	120,000	1,848,000
†Korn/Ferry International [a,b]	100,000	1,882,000
LECG Corporation [a]	180,000	2,710,800
Universal Technical Institute [a]	100,100	1,701,700

		10,999,100

Food and Tobacco Processors - 2.0%
†Sanderson Farms	100,000	3,378,000

Transportation and Logistics - 1.1%
Arkansas Best	80,000	1,755,200

Total (Cost $17,209,327)		16,132,300

Natural Resources – 26.7%
Energy Services - 9.0%
Ensign Energy Services	240,000	3,708,394
Pason Systems	180,000	2,277,927
Tesco Corporation [a]	120,000	3,440,400
Trican Well Service	280,000	5,455,595

		14,882,316

Oil and Gas - 3.4%
Unit Corporation [a]	120,000	5,550,000

Precious Metals and Mining - 14.3%
†Allied Nevada Gold	250,000	1,557,500
Endeavour Mining Capital	500,000	4,478,444
†Fronteer Development Group [a]	270,000	2,686,500
Gammon Gold [a,b]	250,000	2,002,500
Ivanhoe Mines [a,b]	350,000	3,755,500
Pan American Silver [a,b]	140,000	4,890,200
Silver Standard Resources [a,b]	120,000	4,383,600

		23,754,244

Total (Cost $29,901,858)		44,186,560

Technology – 6.2%
Semiconductors and Equipment - 2.3%
†MKS Instruments [a,b]	200,000	3,828,000

Software - 1.0%
ManTech International Cl. A [a,b]	39,953	1,750,741

Telecommunications - 2.9%
ADTRAN	75,000	1,603,500
Foundry Networks [a,b]	180,100	3,155,352

		4,758,852

Total (Cost $7,725,138)		10,337,593

TOTAL COMMON STOCKS
(Cost $109,557,508)		146,276,183

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 51

Royce Focus Trust	December 31, 2007

Schedule of Investments

	PRINCIPAL
	AMOUNT	VALUE
GOVERNMENT BONDS – 13.5%
(Principal Amount shown in local currency)
Australia Government Bond
7.50% due 9/15/09	$10,000,000	$8,871,705
New Zealand Government Bond
6.00% due 7/15/08	10,000,000	7,633,511
South Africa Government Bond
10.00% due 2/28/09	40,000,000	5,833,105

TOTAL GOVERNMENT BONDS
(Cost $20,503,645)		22,338,321

REPURCHASE AGREEMENT – 13.1%
State Street Bank & Trust Company,
4.00% dated 12/31/07, due 1/2/08,
maturity value $21,753,833 (collateralized
by obligations of various U.S. Government
Agencies, valued at $22,295,600)
(Cost $21,749,000)		21,749,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 11.5%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-4.884%)
(Cost $19,094,783)	$19,094,783

TOTAL INVESTMENTS – 126.3%
(Cost $170,904,936)	209,458,287

LIABILITIES LESS CASH AND OTHER ASSETS – (11.2)%	(18,650,879)

PREFERRED STOCK – (15.1)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%	$165,807,408

a	Non-income producing.
b	All or a portion of these securities were on loan at December 31, 2007. Total market value of loaned securities at December 31, 2007 was $18,233,561.
†	New additions in 2007.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2007 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $176,890,888. At December 31, 2007, net unrealized appreciation for all securities was $32,567,399, consisting of aggregate gross unrealized appreciation of $37,689,840 and aggregate gross unrealized depreciation of $5,122,441. The primary differences in book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

52 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	December 31, 2007

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$187,709,287
Repurchase agreement (at cost and value)	21,749,000
Cash and foreign currency	161
Receivable for dividends and interest	700,935
Prepaid expenses	15,778

Total Assets	210,175,161

LIABILITIES:
Payable for collateral on loaned securities	19,094,783
Payable for investment advisory fee	164,400
Preferred dividends accrued but not yet declared	33,333
Accrued expenses	75,237

Total Liabilities	19,367,753

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$165,807,408

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 18,595,320 shares outstanding (100,000,000 shares authorized)	$129,411,594
Undistributed net investment income (loss)	(4,782,842)
Accumulated net realized gain (loss) on investments and foreign currency	2,653,204
Net unrealized appreciation (depreciation) on investments and foreign currency	38,558,785
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share - $8.92)	$165,807,408

*Investments at identified cost (including $19,094,783 of collateral on loaned securities)	$149,155,936
Market value of loaned securities	18,233,561

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 53

Royce Focus Trust	Year Ended December 31, 2007

Statement of Operations

INVESTMENT INCOME:
Income:
Interest*	$3,118,847
Dividends**	1,154,342
Securities lending	20,273

Total income	4,293,462

Expenses:
Investment advisory fees	2,003,117
Stockholder reports	66,356
Custody and transfer agent fees	55,042
Professional fees	41,410
Directors’ fees	27,688
Administrative and office facilities expenses	14,041
Other expenses	99,165

Total expenses	2,306,819
Compensating balance credits	(1,851)

Net expenses	2,304,968

Net investment income (loss)	1,988,494

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	29,154,418
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(10,391,522)

Net realized and unrealized gain (loss) on investments and foreign currency	18,762,896

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	20,751,390

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	$19,251,390

* Net of foreign withholding tax of $51,151.
** Net of foreign withholding tax of $32,419.

54 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets

	Year ended	Year ended
	12/31/07	12/31/06

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,988,494	$2,368,567
Net realized gain (loss) on investments	29,154,418	20,546,074
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(10,391,522)	1,820,291

Net increase (decrease) in net assets resulting from investment operations	20,751,390	24,734,932

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(331,350)	(187,800)
Net realized gain on investments and foreign currency	(1,168,650)	(1,312,200)

Total distributions to Preferred Stockholders	(1,500,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	19,251,390	23,234,932

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(7,385,265)	(2,950,803)
Net realized gain on investments and foreign currency	(26,047,361)	(20,617,913)

Total distributions to Common Stockholders	(33,432,626)	(23,568,716)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	21,421,393	15,657,293

Total capital stock transactions	21,421,393	15,657,293

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	7,240,157	15,323,509

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	158,567,251	143,243,742

End of period (including undistributed net investment income (loss) of $(4,782,842) at 12/31/07 and $(517,355) at 12/31/06)	$165,807,408	$158,567,251

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Annual Report to Stockholders | 55

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2007	2006	2005	2004	2003

NET ASSET VALUE, BEGINNING OF PERIOD	$9.75	$9.76	$9.75	$9.00	$6.27

INVESTMENT OPERATIONS:
Net investment income (loss)	0.15	0.16	0.06	0.02	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.12	1.50	1.44	2.63	3.57

Total investment operations	1.27	1.66	1.50	2.65	3.65

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.02)	(0.01)	(0.01)	(0.00)	(0.02)
Net realized gain on investments and foreign currency	(0.07)	(0.09)	(0.11)	(0.15)	(0.14)

Total distributions to Preferred Stockholders	(0.09)	(0.10)	(0.12)	(0.15)	(0.16)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.18	1.56	1.38	2.50	3.49

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.44)	(0.20)	(0.06)	(0.02)	(0.06)
Net realized gain on investments and foreign currency	(1.57)	(1.37)	(1.15)	(1.72)	(0.56)

Total distributions to Common Stockholders	(2.01)	(1.57)	(1.21)	(1.74)	(0.62)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	(0.00)	(0.03)	(0.01)	(0.03)
Effect of rights offering and Preferred Stock offering	–	–	(0.13)	–	(0.11)

Total capital stock transactions	(0.00)	(0.00)	(0.16)	(0.01)	(0.14)

NET ASSET VALUE, END OF PERIOD	$8.92	$9.75	$9.76	$9.75	$9.00

MARKET VALUE, END OF PERIOD	$8.97	$10.68	$9.53	$10.47	$8.48

TOTAL RETURN (a):
Market Value	3.02%	30.50%	3.03%	47.26%	63.98%
Net Asset Value	12.22%	16.33%	13.31%	29.21%	54.33%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.31%	1.36%	1.48%	1.53%	1.57%
Management fee expense	1.14%	1.16%	1.21%	1.27%	1.14%
Other operating expenses	0.17%	0.20%	0.27%	0.26%	0.43%
Net investment income (loss)	1.13%	1.54%	0.63%	0.24%	1.07%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$165,807	$158,567	$143,244	$105,853	$87,012
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	62%	30%	42%	52%	49%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$190.81	$183.57	$168.24	$130.85	$112.01
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$24.37	$24.98	$25.38	$24.83	$25.45
7.45% Cumulative	–	–	–	–	$25.53

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.15%, 1.17%, 1.22%, 1.21% and 1.20% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders: before waiver of fees by the investment adviser would have been 1.73% for the year ended December 31, 2003; before waiver of fees and earnings credits would have been 1.32%, 1.36%, 1.48%, 1.53% and 1.73% for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.
(d)	The average of month-end market values during the period that the Preferred Stock was outstanding.

56 | 2007 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the price of securities used by the Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:

The Fund values its non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Taxes:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:

The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.

2007 Annual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements (continued)

Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:

The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Recent Accounting Pronouncements:

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) on June 29, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the amounts reported in the Fund’s financial statements, however, additional disclosures will be required in subsequent reports.

Capital Stock:
The Fund issued 2,332,768 and 1,587,885 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2007 and 2006, respectively.

At December 31, 2007, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:

The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2007, the Fund accrued and paid Royce advisory fees totaling $2,003,117.

58 | 2007 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Distributions to Stockholders:
The tax character of distributions paid to stockholders during 2007 and 2006 was as follows:

Distributions paid from:	2007	2006
Ordinary income	$8,488,626	$4,915,975
Long-term capital gain	26,444,000	20,152,741

	$34,932,626	$25,068,716

As of December 31, 2007, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Undistributed net investment income	$1,409,092
Undistributed long-term capital gain	2,447,222
Unrealized appreciation	32,572,833
Accrued preferred distributions	(33,333)

$36,395,814

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral on wash sales and the unrealized gains on investments in Passive Foreign Investment Companies.
For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book / tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2007, the Fund recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income	Gain (Loss)	Capital

$1,462,634	$(1,427,470)	$(35,164)

Purchases and Sales of Investment Securities:

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $99,118,411 and $98,707,884, respectively.

2007 Annual Report to Stockholders | 59

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc. (“Fund”) including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 22, 2008

60 | 2007 Annual Report to Stockholders

This Page Left Intentionally Blank

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of micro-, small- and mid-cap companies, that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The S&P 500 and S&P SmallCap 600 are indices of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Russell Investments and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

62 | 2007 Annual Report to Stockholders
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2008. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2007, filed with the Securities and Exchange Commission.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Value Trust, Inc.
At the 2007 Annual Meeting of Stockholders held on September 27, 2007, the Fund’s stockholders elected five Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

*Mark R. Fetting	61,717,604	671,331

*Richard M. Galkin	61,661,286	727,649

*Arthur S. Mehlman	61,671,315	717,620

**William L. Koke	8,016,585	96,279

**David L. Meister	8,021,286	91,578

   *Common Stock and Preferred Stock voting together as a single class.
  **Preferred Stock voting as a separate class.

Royce Micro-Cap Trust, Inc.
At the 2007 Annual Meeting of Stockholders held on September 27, 2007, the Fund’s stockholders elected five Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

*Mark R. Fetting	23,686,138	254,671

*Richard M. Galkin	23,660,133	280,676

*Arthur S. Mehlman	23,668,200	272,609

**William L. Koke	2,222,960	36,866

**David L. Meister	2,218,705	41,121

   *Common Stock and Preferred Stock voting together as a single class.
  **Preferred Stock voting as a separate class.

Royce Focus Trust, Inc.
At the 2007 Annual Meeting of Stockholders held on September 27, 2007, the Fund’s stockholders elected five Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

*Mark R. Fetting	14,233,685	120,839

*Richard M. Galkin	14,231,985	122,539

*Arthur S. Mehlman	14,232,588	121,936

**Stephen L. Isaacs	929,145	5,150

**David L. Meister	929,345	4,950

   *Common Stock and Preferred Stock voting together as a single class.
  **Preferred Stock voting as a separate class.
2007 Annual Report to Stockholders | 63

This Page Left Intentionally Blank

Postscript: Survival of the Fittest? It’s Not All Relative.

At the heart of every reality show—certainly every successful one—lies a competition. Often, the contest pits people against each other in a situation in which no contestant has any expertise, sometimes partnering them, as on Dancing With The Stars, with someone who does. On Survivor, of course, the formula relies on something like a slightly stage-managed version of Lord of the Flies re-written for a grown-up, though not necessarily mature, cast of characters. The Apprentice has featured earnest young business professionals—and more recently celebrities—competing to impress Donald Trump and in the process learn lessons about The American Way of Doing Business that apparently only Mr. Trump can impart.

than a season’s worth of 22 first-run episodes. ‘Victorious’ portfolio managers are often themselves treated as quasi-celebrities in fawning magazine or television profiles.
     We’re not immune to the temptations of seeing similarities to our work and the typical reality show. If anything, plunging stock prices have encouraged even more in-house comparisons to what we do and what goes on during a season of Survivor. As patient value investors who believe that we do some of our best work when stock prices are falling, we like that program’s emphasis on making it through adversity. There’s also less glitz and self-congratulation, which we also enjoy.

     Regardless of the format, winning at any cost remains the goal, preferably with a generous dose of backstabbing, betrayal and tears along the path to victory. Having very good-looking participants doesn’t hurt, either, making it somewhat obvious that for many reality TV stars, the real goal is celebrity. A well-received stint on a reality series can mean the beginning (or the resumption) of a career devoted to endeavors that traffic in the more explicitly fictional fare of movies and traditional TV. (And if American Idol has taught us anything, it’s that being eliminated from the contest is no bar to future success. Even if one falls well short of the requisite 15-minute allotment, being famous is often one well-publicized, wildly off-key performance away.)

     Yet even in Survivor, there are plenty of elements that do not really fit with our work. For example, we have often made use of “time arbitrage,” in which we look for situations where a company’s declining stock price has been decoupled from its intrinsic value. This is important for us because we seek absolute value in the stocks that we buy, as well as in the performance that we hope to produce. There is no contest for us in these searches. In other words, we are not looking at companies that look good compared to their peers, or that possess financial characteristics that are bigger/better/faster etc. than others in a similar business. Potential portfolio selections must survive on their own merits.

     Of course, there’s nothing new about people willing to publicly embarrass themselves for fun and profit of one sort or another. That element is not what we find interesting in the ongoing popularity of reality TV. What’s intriguing to us is how readily mutual fund management lends itself to reality-TV analogies. Mutual fund performance is often discussed in a similar, short-term, winner-take-all context. The emphasis in many accounts of successful portfolio performance—whether a fund’s own or in the media—sits squarely on the idea of winners and losers, occasionally over a time period no longer

Our goal is strong absolute performance over full market cycles and other long-term periods. ‘Winning’ the performance ‘battle’ would be wonderful, but our true objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves.

     The same ethos governs our performance standards. We certainly have no qualms about any of The Royce Funds outperforming either their respective benchmark index or their similarly managed peers. However, our goal is strong absolute performance over full market cycles and other long-term periods. ‘Winning’ the performance ‘battle’ would be wonderful, but our true objective lies elsewhere, where our only opponent is the absolute criteria that we long ago established for ourselves.
     Still, we’re all really excited about the return of American Gladiators.

This page is not part of the 2007 Annual Report to Stockholders

Wealth Of Experience
With approximately $30 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and seven traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $123 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	For Fund Materials, Performance Updates,
and Fund Inquiries	Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Computershare	Broker/Dealer Services
Transfer Agent and Registrar	For Fund Materials and Performance Updates
(800) 426-5523	(800) 59-ROYCE (597-6923)

www.roycefunds.com

TheRoyceFunds		CE-REP-1207

Item 2:  Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman was designated by the Board of Directors as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees: Year ended December 31, 2007 - $27,000 Year ended December 31, 2006 - $26,000

(b)	Audit-Related Fees:
Year ended December 31, 2007 - $1,500 – Preparation of reports to rating agency for Preferred Stock
Year ended December 31, 2006 - $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)	Tax Fees: Year ended December 31, 2007 - $6,000 - Preparation of tax returns Year ended December 31, 2006 - $5,000 - Preparation of tax returns

(d)	All Other Fees: Year ended December 31, 2007 - $0 Year ended December 31, 2006 - $0

(e)(1)     Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)    Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2007 - $7,500 Year ended December 31, 2006 - $6,500

(h)	No such services were rendered during 2007 or 2006.

Item 5: The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6: Not Applicable.

Item 7:

June 5, 2003
As amended on April 14, 2005,
February 28, 2006, March 12, 2007
and May 14, 2007

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, l imited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration or his designee is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from “Proxy Master” (a service provided by Institutional Shareholder Services), the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.
From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration or his designee and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration or his designee maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration or his designee allowing such differing votes. The Head of Administration or his designee performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.
There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.
A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.
If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration or his designee will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all shares held for Royce client account portfolios to Automated Data Processing Corporation (“ADP”) for voting, utilizing ADP’s “Proxy Edge” software system. Substantially all portfolio companies utilize ADP to collect their proxy votes. However, for the limited number of portfolio companies that do not utilize ADP, Royce attempts to register at least a portion of its clients holdings as a physical shareholder in order to ensure its receipt of a physical proxy.

Under the continuous oversight of the Head of Administration or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to ADP using Proxy Edge as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate o f a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration or his designee develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant, who then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Institutional Shareholder Services). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Proxy Edge system. Copies of all physically executed proxy cards, all proxy statements and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian.

Item 8. (a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2007)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President and member of the Board of Directors of the Registrant	Since 1993

President, Chief Investment Officer and member of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant, Royce Focus Trust, Inc. , Royce Value Trust, Inc. (“RVT”), The Royce Fund (“TRF”) and Royce Capital Fund (“RCF”) (collectively, “The Royce Funds”).

Chris Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Assistant Portfolio Manager and Senior Analyst at Royce (since 1993).
James Harvey	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Assistant Portfolio Manager and Analyst at Royce (since 1999).
Jenifer Taylor	Assistant Portfolio Manager*	Since April 1, 2007

Assistant Portfolio of the Registrant (since April 1, 2007); Portfolio Manager and Analyst at Royce (since 2000); Analyst at Credit Lyonnaise Securities (1999 – 2000); and an Analyst for the Special Situations Fund (1994-1999).

*Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of the Registrant’s Portfolio Manager.

(a)(2)     Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2007)

Other Accounts
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based

Charles M. Royce
	Registered investment companies	14	$16,800,519,455	5	$1,823,114,279
	Private pooled investment vehicles	3	$65,162,000	3	$65,162,000
	Other accounts*	12	$65,716,595	-	-
Chris Flynn
	Registered investment companies	4	$7,440,171,770	2	$1,796,144,841
	Private pooled investment vehicles	0	-	-	-
	Other accounts*	0		-
James Harvey
	Registered investment companies	4	$4,891,382,379	2	$393,891,051
	Private pooled investment vehicles	1	$17,492,000	1	$17,492,000
	Other accounts*	0	-	-	-
Jenifer Taylor
	Registered investment companies	3	$1,948,530,940	1	$391,475,516
	Private pooled investment vehicles	1	$9,954,185	-	-
	Other accounts*	0	-	-	-
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by the common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance Bonus and the Portfolio Managers also receive a “Partners Pool” participation or a Firm Bonus based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives a bonus based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. Except as described below, no Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although bonuses and other compensation derived from Royce revenues and profits are impacted to some extent, the impact is relatively minor given the small percentage or Royce firm assets under management for which Royce received performance-measured compensation. Notwithstanding the above, the Performance Bonus paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and RVT) is based, in part, on performance-based fee revenues. The Registrant and RVT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of that Fund relative to its benchmark index. In addition, three other registered investment company accounts managed by Mr. Royce, Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund, each pay Royce a performance-based fee.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant shareholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2007)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, a Performance Bonus (generally the largest element of each Portfolio Manager’s compensation, with the exception of Charles M. Royce), a “Partners Pool” participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE BONUS.   Each Portfolio Manager receives a quarterly Performance Bonus that is either asset- based, or revenue based and therefore in part based on the value of the accounts’ net assets, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly performance bonus received by Charles M. Royce that relates to each of the Registrant and RVT are performance-based fee revenues. For all Portfolio Managers, except as described below, the Performance Bonus applicable to the registered investment company accounts managed by the Portfolio Manager is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2007 there were 362 such Funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The Performance Bonus applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund for Mr. Royce, is not subject to a performance-related adjustment.

Payment of the Performance Bonus may be deferred as described below, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-
ROYCE “PARTNERS POOL.”   Each Portfolio Manager, other than Charles M. Royce, as well as other senior firm employees, participates in a quarterly pool relating to Royce’s net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the Portfolio Manager is terminated with or without cause or resigns and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.

-	FIRM BONUS. Charles M. Royce receives a quarterly bonus based on Royce’s net revenues.

-
BENEFIT PACKAGE.   Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

Charles M. Royce, in addition to the above-described compensation, also receives a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus and Firm Bonus, generally represents the most significant element of Mr. Royce’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer, Chief Investment Officer and President of The Royce Funds.

(a)(4)     Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2007)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris Flynn	None
James Harvey	None
Jenifer Taylor	None

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report. .

Item 12:Exhibits attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date:	March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.	ROYCE MICRO-CAP TRUST, INC.

BY: /s/Charles M. Royce	BY: /s/John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: March 4, 2008	Date: March 4, 2008